Exhibit 10.19

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

By and Among

PIONEER LEASING AND CONSULTING LLC,

THE MEMBERS THEREOF,

RAYMOND BOYER, AS THE REPRESENTATIVE OF EACH SELLER,

TRULIEVE PA MERGER SUB 2 INC.,

And

TRULIEVE CANNABIS CORP.

Dated September 16, 2020

Agreement and Plan of Merger	Page i of iii

	4.17	Employee Matters	36
	4.18	Employee Benefit Plans	39
	4.19	Tax Returns and Payments	42
	4.20	Insurance	43
	4.21	Licenses, Accreditations and Authorizations	44
	4.22	Environmental and Safety Laws	44
	4.23	Brokers and Finders	45
	4.24	Compliance with Laws Generally	45
	4.25	Related Party Transactions	45
	4.26	Bank Accounts; Powers of Attorney	45
	4.27	Books and Records	46
	4.28	No Other Representations and Warranties	46

5.	Representations and Warranties of Merger Sub and Parent		46
	5.1	Existence and Qualification	46
	5.2	Authorization	46
	5.3	Governmental Consents and Filings	47
	5.4	Litigation	47
	5.5	Brokers and Finders	47
	5.6	Capitalization	47
	5.7	Parent Shares	47
	5.8	Sufficient Authorized but Unissued Shares	48
	5.9	No Shareholder Approval	48
	5.10	Parent Documents	48
	5.11	No Order	48
	5.12	Financial Statements	49
	5.13	Absence of Certain Changes	49
	5.14	No Other Representations and Warranties	49

6.	Conditions to Trulieve Obligations at Closing		49
	6.1	Representations and Warranties	49
	6.2	Performance by Sellers, Representative, and the Company	49
	6.3	Material Adverse Effect	49
	6.4	No Proceedings or Injunctions	49
	6.5	Qualifications	50
	6.6	Closing Deliverables of the Company and Sellers	50
	6.7	Closing of the PurePenn Agreement	51
	6.8	Landlord Estoppel	51

7.	Conditions to Sellers’ Obligations at Closing		52
	7.1	Representations and Warranties	52
	7.2	No Injunctions	52
	7.3	Performance	52
	7.4	Qualifications	52
	7.5	Material Adverse Effect	52
	7.6	CSE Approval	52
	7.7	Closing Deliverables of Parent	52
	7.8	Closing of the PurePenn Agreement	53

Agreement and Plan of Merger	Page ii of iii

8.	Pre-Closing Covenants and Other Agreements		53
	8.1	Government Consents	53
	8.2	Negative Covenants of the Company	54
	8.3	Affirmative Obligations of the Company	56
	8.4	Due Diligence Assistance	56
	8.5	No Other Negotiations	57
	8.6	Notice of Certain Events	57

9.	At-Closing and Post-Closing Covenants and Other Agreements		58
	9.1	Indemnification	58
	9.2	Further Assurances	63
	9.3	Retirement of Other Indebtedness	63
	9.4	Tax Matters	63
	9.5	Payment; Set-Off	67
	9.6	Employees and Employee Benefits	67
	9.7	Cancellation of Escrow Shares	67
	9.8	Maintain Listing	68

10.	Miscellaneous		68
	10.1	Confidentiality	68
	10.2	Public Announcements	68
	10.3	Costs and Expenses	69
	10.4	No Invalidity Due to Federal Law	69
	10.5	Successors and Assigns	69
	10.6	Governing Law	69
	10.7	Counterparts	69
	10.8	Titles and Subtitles	69
	10.9	Notices	69
	10.10	Fees and Expenses	70
	10.11	Attorneys’ Fees	70
	10.12	Amendments and Waivers	71
	10.13	Severability	71
	10.14	Delays or Omissions	71
	10.15	Entire Agreement	71
	10.16	Dispute Resolution	71
	10.17	Waiver of Jury Trial	72
	10.18	No Strict Construction	72
	10.19	Specific Performance	72
	10.20	Termination	72
	10.21	Time is of the Essence	73
	10.22	Appointment of Representative	73
	10.23	Legal Representation; Attorney-Client Privilege	76

Agreement and Plan of Merger	Page iii of iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), is entered into as of the 16th day of September, 2020 (the “Effective Date”) by and among the following (each, a “Party”, and collectively, the “Parties”): Pioneer Leasing and Consulting LLC, a Pennsylvania limited liability company (the “Company”), the Sellers set forth on Schedule 1 attached hereto (each, a “Seller” and collectively, the “Sellers”), Raymond Boyer, a Pennsylvania resident, as the representative of each Seller as more fully described herein (“Representative”), and Trulieve PA Merger Sub 2 Inc., a Pennsylvania corporation (“Merger Sub”), and Trulieve Cannabis Corp., a Canadian corporation organized and existing under the laws of the Province of British Columbia (“Parent” and, together with Merger Sub, “Trulieve”).

RECITALS

WHEREAS, the Sellers collectively own one hundred percent (100%) of the issued and outstanding membership interests of the Company (the “Company Interests”), which constitute all of the issued and outstanding equity securities of the Company;

WHEREAS, Merger Sub, Parent, Sellers and the Company desire to effect a business combination through the statutory merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving entity, on the terms and subject to the conditions set forth in this Agreement and in accordance with the Pennsylvania Uniform Limited Liability Company Act of 2016 (as amended, the “Act”); and

WHEREAS, the board of managers of the Company has approved, and each Seller has voted for, consented to, and has raised no objections against this Agreement, the Merger and the other transactions contemplated hereby.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereto hereby agree as follows:

1. Definitions; Interpretive Guidelines.

(a) Definitions. In addition to the terms defined elsewhere throughout this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

Defined Terms	Section
2019 Financial Statement	Section 4.7(a)
ACA	Section 4.18(g)
Act	Recitals
Agreement	Preamble
Authorized Action	Section 10.22(c)
Balance Sheet Date	Section 4.7(a)
Bonus Earn-out Payment	Section 2.12(b)
Claim Notice	Section 9.1(j)(i)

Agreement and Plan of Merger	Page 1 of 74

Defined Terms	Section
Closing	Section 2.2
Closing Date	Section 2.2
Closing Indebtedness	Section 2.11(a)
Closing Net Working Capital	Section 2.11(a)
Closing Statement	Section 2.11(a)
COBRA	Section 4.18(a)
Company	Preamble
Company Employees	Section 9.6(a)
Company Interests	Recitals
Copyrights	Section 1(a)(xlviii)
Deductible	Section 9.1(e)
Determination	Section 9.1(j)(ii)
Direct Claim	Section 9.1(j)(i)
Disclosure Schedule	Section 3
Dispute Notice	Section 2.11(b)
Disputed Items	Section 2.11(b)
Earn-out Consultation Period	Section 2.12(c)(iii)
Earn-out Payment	Section 2.12(a)
Earn-out Period	Section 2.12(a)
Earn-out Review Period	Section 2.12(d)(ii)
Earn-out Statement of Objections	Section 2.12(d)(ii)
Effective Date	Preamble
Effective Form S-1	Section 9.7
Effective Time	Section 2.3
Employment Agreement	Section 6.6(l)
ERISA	Section 1(a)(xxxii)
Escrow Shares	Section 2.9
Estimated Closing Indebtedness	Section 2.10
Estimated Closing Statement	Section 2.10
Estimated Net Working Capital	Section 2.10
Exclusive Venues	Section 10.16
Final Closing Statement	Section 2.11(b)
Final Earn-out Statement	Section 2.12(d)(ii)
Financial Statements	Section 4.7(a)
Fundamental Representations	Section 9.1(d)
GAAP	Section 4.7(b)
Government Consents	Section 8.1(a)
Grant Funds	Section 2.12(c)
Indemnified Party	Section 9.1(c)
Indemnifying Party	Section 9.1(j)(i)
Initial Lock-Up Expiration Date	Section 9.7
Insurance Policies	Section 4.20
Intellectual Property Licenses	Section 4.9(c)
Interim Balance Sheet	Section 4.7(a)
Interim Earn-out Statement	Section 2.12(d)(i)

Agreement and Plan of Merger	Page 2 of 74

Defined Terms	Section
Inventions	Section 1(a)(xlviii)
Landlord Estoppels	Section 6.8
Leased Real Property	Section 4.14(b)
Licenses	Section 4.21(a)
Losses	Section 9.1(a)
Material Contract	Section 4.11
Merger	Recitals
Merger Sub	Preamble
Non-Preparing Party	Section 9.4(g)
PA RACP Grant	Section 2.12(c)
Parent	Preamble
Parent Documents	Section 5.10(a)
Party(ies)	Preamble
Patents	Section 1(a)(xlviii)
PCBs	Section 4.22
Personal Property	Section 4.14(f)
Post-Closing Payments	Section 2.12(c)
Pre-Closing Period	Section 8.2
Preparing Party	Section 9.4(g)
PurePenn	Section 1(a)(lxxvii)
Real Property Leases	Section 4.14(b)
Receivables	Section 4.8
Registration Rights Agreement	Section 6.6(m)
Representative	Preamble
Restricted Party(ies)	Section 1(a)(lxxi)
Rules	Section 10.16
Schedule Supplement	Section 8.6(d)
Seller(s)	Preamble
Seller Indemnitees	Section 9.1(c)
Seller Indemnitor	Section 9.1(a)
Statement of Merger	Section 2.3
Surviving Company	Section 2.1
Termination Date	Section 10.20(a)(iv)
Third Party Claim	Section 9.1(j)(iii)
Trademark	Section 1(a)(xlviii)
Transfer Taxes	Section 9.4(d)
Trulieve	Preamble
Trulieve Indemnitees	Section 9.1(a)
Union	Section 4.17(j)
WARN Act	Section 4.17(m)

(i) “Accredited Investor Questionnaire” shall mean the accredited investor questionnaire, dated as of the Closing Date, from each Seller, in substantially the form attached hereto as Exhibit H.

Agreement and Plan of Merger	Page 3 of 74

(ii) “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(iii) “Bankruptcy Exception” means the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights and remedies generally.

(iv) “Books and Records” means all records (in any type of storage medium) in the possession or control of a Person, including, without limitation, customer lists, sales records, records relating to regulatory matters, financial and accounting records and compliance records.

(v) “Business Day” means any day other than a Saturday, Sunday or a day on which banks located in Pittsburgh, Pennsylvania or Toronto, Canada are closed.

(vi) “Canadian Securities Laws” means, collectively, and as the context may require, the securities legislation of each of the provinces and territories of Canada, and the rules, regulations and policies published and/or promulgated thereunder, as such may be amended from time to time prior to the Closing Date.

(vii) “Cancellation Notice” shall mean a cancellation notice in the form attached hereto as Exhibit K.

(viii) “Cannabis Service Provider Contracts” means those Contracts of the Company that are particular to the cannabis industry (i.e. Contracts that specifically reference cannabis and/or are essential to the conduct of a Company’s business as currently conducted or intended to be conducted in the near future). For example, a Contract for janitorial services would not be considered a Cannabis Service Provider Contract, but a Contract for the supply of cartridges using in the Company’s products would be considered a Cannabis Service Provider Contract.

(ix) “CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, as amended.

(x) “Cash” means the sum of the fair market value (expressed in United States dollars) of all cash, commercial paper, certificates of deposit and other bank deposits, treasury bills, short term investments, and all other cash equivalents in its accounts, and checks held for deposit or deposited that have not yet cleared, other wire transfers and drafts deposited or received and available for deposit, provided, however, that the effects of the transactions contemplated hereby shall be disregarded for purposes of calculating the Cash. Cash shall be reduced by issued or outstanding checks which have not yet cleared.

(xi) “Cash Consideration” means Seventeen Million One Hundred Thousand Dollars ($17,100,000.00).

Agreement and Plan of Merger	Page 4 of 74

(xii) “Change of Control Payments” means any and all bonuses or other obligations or payments arising or payable as a result of or in connection with the transactions contemplated hereby (whether due at or after the Closing, with or without the passage of time or occurrence of other events, or otherwise).

(xiii) “Closing Cash Balance” means the Cash of the Company as of the Closing Date.

(xiv) “Closing Consideration” means the Cash Consideration (i) minus the Estimated Closing Indebtedness, (ii) minus Company Transaction Expenses, in each case (with respect to items (i) and (ii), to the extent not paid by Sellers at or prior to Closing), (iii) minus the Escrow Amount, (iv) plus the amount by which the Estimated Net Working Capital exceeds the Target Net Working Capital or minus the amount by which Estimated Net Working Capital is less than the Target Net Working Capital and (v) plus Consideration Shares .

(xv) “Code” means the Internal Revenue Code of 1986, as amended.

(xvi) “Company Intellectual Property” means, collectively, the Owned Intellectual Property and the Licensed Intellectual Property.

(xvii) “Company Intellectual Property Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions and other Contracts, whether written or oral, relating to Company Intellectual Property to which the Company is a party, beneficiary or otherwise bound.

(xviii) “Company Intellectual Property Registrations” means all Owned Intellectual Property that is subject to any issuance, registration or application by, to or with any Governmental Authority or authorized private registrar in any jurisdiction, including issued Patents, registered Trademarks, domain names and Copyrights, and pending applications for any of the foregoing.

(xix) “Company Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development, including without limitation the suspension, revocation, forfeiture, or nonrenewal of any material License applicable to the Company, that, individually or in the aggregate, has a material adverse effect on the (i) assets (including intangible assets), business, condition (financial or otherwise), operations, property, or results of operations of the Company, taken as a whole, or (ii) the ability of the Sellers or the Company to consummate the transactions contemplated hereby; provided, however, that a “Material Adverse Effect” shall not include any “Material Adverse Effect” that arises after the date hereof and is cured prior to the earlier of the Closing and the date this Agreement is terminated in accordance with Section 10.20 or any change, effect, event, occurrence, state of facts or development in or attributable to: (a) general economic, political, or business conditions; (b) financial, banking or securities markets of the U.S. in general (including any disruption thereof and any decline in the price of any security or any market index or change in prevailing interest rates); (c) any natural or man-made disaster, acts of God, pandemics (including COVID-19 pandemic, its fallout, and related illnesses), or other calamities, national or international political or social conditions, including the engagement and/or escalation by the U.S. in hostilities, whether or not pursuant to

Agreement and Plan of Merger	Page 5 of 74

the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the U.S. or any of its territories, possessions or diplomatic or consular offices or upon any military installation, equipment or personnel of the U.S.; (d) conditions affecting generally the industry in which the Company participates; (e) the announcement, pendency, or completion of the transactions contemplated by this Agreement, including losses of employees, customers, suppliers, distributors or sales agents of the Company; (f) any breach, violation or non-performance of any provision of this Agreement by Trulieve or any of its Affiliates; (g) the failure of the Company to meet or achieve the results set forth in any internal or published projections, forecasts, or revenue earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded); (h) any item or items set forth in the Disclosure Schedules; or (h) any change resulting from compliance with the terms of, or any actions taken (or not taken) by any Party pursuant to or in accordance with, this Agreement.

(xx) “Company Operating Agreement” means that certain Limited Liability Company Operating Agreement for Pioneer Leasing & Consulting LLC, dated July 1, 2017, by and among the Company and the Sellers.

(xxi) “Company Transaction Expenses” means, collectively, the Transaction Expenses incurred by the Company, Sellers, and their respective Affiliates in connection with the transactions contemplated by the Transaction Agreements.

(xxii) “Consent” means any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by any Governmental Authority or other Person pursuant to any Contract or applicable Law.

(xxiii) “Consideration Shares” means the number of Parent Shares having a value equal to Ten Million Five Hundred Thousand Dollars ($10,500,000), with each Subordinate Voting Share at a price of $20.7858 per share.

(xxiv) “Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other legally binding agreements, understandings, and commitments, whether written or oral.

(xxv) “COVID Related Deferrals” means any Liabilities, including Tax Liabilities, or other amounts for or allocable to any period ending on or prior to the Closing Date the payment of which is deferred, on or prior to the Closing Date, to a period (or portion thereof) beginning after the Closing Date pursuant to the CARES Act or any other Law related to COVID-19.

(xxvi) “CSE” means the Canadian Securities Exchange.

(xxvii) “Current Assets” means those categories of current assets of the Company shown on Exhibit D (Sample Net Working Capital Calculation), calculated in a manner consistent with the Sample Net Working Capital Calculation.

Agreement and Plan of Merger	Page 6 of 74

(xxviii) “Current Liabilities” means those categories of current liabilities of the Company shown on Exhibit D (Sample Net Working Capital Calculation), calculated in a manner consistent with the Sample Net Working Capital Calculation.

(xxix) “Delegation of Authority” means that certain Delegation of Authority, substantially in the form attached hereto as Exhibit J.

(xxx) “Department” means the Pennsylvania Department of Health.

(xxxi) “EBITDA” means earnings before interest, taxes, depreciation, and amortization, calculated in accordance with GAAP, and consistent with the sample calculation set forth on Schedule 1(a)(xxxi).

(xxxii) “Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended, (“ERISA”) (whether or not subject to ERISA) and each other plan, policy, program practice, agreement, understanding or arrangement (whether written or oral, whether funded or unfunded or whether qualified or nonqualified) providing compensation or other benefits to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof) of the Company, which is or has been maintained, sponsored or contributed to by the Company, or under which the Company has or may have any obligation or liability, whether actual or contingent, including, without limitation, all incentive, bonus, employment, consulting, deferred compensation, severance, change in control, retirement, vacation, holiday, fringe benefit (other than any fringe benefit that is de minimis in nature), cafeteria, medical, disability, stock purchase, sick leave, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements

(xxxiii) “Environmental Laws” means any Law, regulation, or declaration relating to (A) releases or threatened releases of Hazardous Substances; (B) pollution or protection of employee health or safety, public health or safety, natural resources, or the environment; or (C) the manufacture, generation, handling, transport, use, treatment, storage, handling, transportation, management, or disposal of, or exposure to, Hazardous Substances. The term “Environmental Laws” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

Agreement and Plan of Merger	Page 7 of 74

(xxxiv) “Equity Interest” means (i) any shares, interests, participations or other equivalents (however designated) of capital stock or share capital of a corporation or a company, as the case may be; (ii) any ownership interests in a Person other than a corporation or a company, including membership interests, partnership interests, joint venture interest or similar interest in any Person and beneficial interests; (iii) any phantom stock, phantom stock rights, stock appreciation rights or stock-based performance units; and (iv) any warrants, options, convertible, exchangeable or exercisable securities, subscriptions, rights (including any pre-emptive or similar rights), calls or other rights to purchase or acquire any of the foregoing.

(xxxv) “Escrow Account” means a segregated account holding the Escrow Amount, maintained with the Escrow Agent and governed by the Escrow Agreement.

(xxxvi) “Escrow Agent” means GLAS Americas LLC.

(xxxvii) “Escrow Agreement” means an Escrow Agreement, in substantially the form attached hereto as Exhibit L.

(xxxviii) “Escrow Amount” means One Million Dollars ($1,000,000).

(xxxix) “ERISA Affiliate” means any entity (whether or not incorporated) other than the Company or any Seller that is required to be treated along with the Company or any Seller as a “single employer” within the meaning of Section 414 of the Code or Section 4001 of ERISA.

(xl) “Family Member” means, with respect to any individual, (A) the spouse, parents, siblings, and descendants (including adoptive relationships and stepchildren) of that individual and (B) the spouse of each individual described in clause (A) of this definition.

(xli) “Federal Marijuana Laws” means The Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, the Controlled Substances Act of 1910 (21 U.S.C. § 801 et seq.), and any other U.S. federal Law the violation of which is predicated upon a violation of the foregoing as it applies to marijuana.

(xlii) “Fraud” means common law fraud under Delaware law.

(xliii) “Governmental Authority” means any nation or country

(including the United States) and any state, commonwealth, territory or possession thereof and any political subdivision of any of the foregoing, including courts, departments, regulatory agencies, administrative agencies, commissions, boards, bureaus, agencies, ministries or other instrumentalities, and any other entity exercising Law-making power (whether or not self-regulating).

(xliv) “Hazardous Substances” means any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, vapor, mineral or gas, in each case, whether naturally occurring or manmade: (a) that because of its toxicity, concentration, or quantity, has characteristics that are hazardous or toxic to human health, the environment, or natural resources; (b) that is subject to regulation, investigation, or remediation under Environmental Laws, or (c) that is defined as hazardous, acutely hazardous, toxic, a pollutant, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, or words of similar import or regulatory effect under Environmental Laws.

Agreement and Plan of Merger	Page 8 of 74

(xlv) “Indebtedness” of any Person shall mean, without duplication: (A) all liabilities of such Person for borrowed money, whether current or funded, secured or unsecured, all obligations evidenced by bonds, debentures, notes or similar instruments; (B) all liabilities of such Person for the deferred purchase price of property or services, which are required to be classified and accounted for under GAAP as liabilities, other than Current Liabilities; (C) all obligations under swaps, hedges or similar instruments; (D) all liabilities of such Person in respect of any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which are, and to the extent, required to be classified and accounted for under GAAP as capital leases; (E) all liabilities of such Person evidenced by any letter of credit or similar credit transaction; (F) all liabilities of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction securing obligations of a type described in clauses (A), (B) or (D) above to the extent of the obligation secured; (G) all obligations, contingent or otherwise, arising from deferred compensation arrangements, severance or bonus plans or arrangements, Employee Benefit Plans, employee agreements or similar arrangements payable as a result of the consummation of the transactions contemplated hereby (regardless of whether any additional event, in addition to the consummation of the transactions contemplated hereby, is required to give rise to such obligations), including but not limited to Change of Control Payments; (H) all obligations secured by a Lien other than Permitted Liens; (I) all guarantees by such Person of any liabilities of a third party of a nature similar to the types of liabilities described in the foregoing clauses (A)-(H), to the extent of the obligation guaranteed; (J) all obligations created or arising under any conditional sale or other title retention agreement with respect to acquired property; (K) all deferred rent obligations; and (L) all obligations arising from cash or book overdrafts; (M) all liabilities classified as non-current liabilities in accordance with GAAP as of the date of determination of such Indebtedness (other than any “deferred revenue” incurred in the Ordinary Course of Business); (N) all COVID Related Deferrals; and (O) all accrued interest, prepayment premiums, fees, penalties, or expenses payable in respect of any of the foregoing.

(xlvi) “Indemnification Cap” means, from time to time, an amount equal to ten percent (10%) of the Closing Consideration. Upon the payment of any Earn-out Payment(s) earned pursuant to this Agreement, the amount of the Indemnification Cap shall increase by an amount equal to ten percent (10%) of the Earn-out Payment.

(xlvii) “Indemnification Period” means the eighteen (18) month period following the Closing Date.

(xlviii) “Intellectual Property Rights” means any and all proprietary and intellectual property rights, in any jurisdiction, including those rights in and to (A) inventions and discoveries (whether or not patentable or reduced to practice), improvements thereto, and invention disclosures (“Inventions”), (B) patents and patent applications (including applications or registrations for industrial design, mask works and statutory Invention registrations), together with extensions, reissuances, divisionals, provisionals, continuations, continuations-in-part and reexaminations thereof (“Patents”), (C) trademarks, trademark applications and registrations, service marks, brand names, certification marks, trade dress, slogans, symbols, logos, trade names and corporate names, fictitious names, domain names and social media accounts, together with the goodwill associated therewith (in each case, whether registered or unregistered) (“Trademarks”), (D) copyrights, published and unpublished works of authorship, whether

Agreement and Plan of Merger	Page 9 of 74

copyrightable or not (including software and related algorithms), moral rights and rights equivalent thereto, including the rights of attribution, assignation and integrity (in each case, whether registered or unregistered) (“Copyrights”), (E) all trade secrets and confidential business information including, but not limited to, confidential ideas, technical data, customer lists, pricing and cost information, marketing plans, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, (F) all proprietary breeds, cultivars, varietals and germplasm, (G) all other intellectual or industrial property or proprietary rights of any kind, including but not limited to any tradenames, (H) all applications to register, registrations and renewals, substitutions or extensions of the foregoing and (I) all copies and tangible embodiments of the foregoing.

(xlix) “Inventory” means all instruments and inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories of the Company.

(l) “Key Employee” means Ray Boyer and Gabriel Perlow.

(li) “Knowledge” or words of similar effect, regardless of case, shall mean, (i) with respect to Sellers, the actual knowledge of such Seller (and each officer, director, managing member, or manager of each Seller that is an entity) (ii) with respect to the Company, the actual knowledge of each Key Employee or manager of the Company after due inquiry or (iii) with respect to Parent, the actual knowledge of a senior executive officer of Parent after due inquiry.

(lii) “Law” means constitution, law, statute, code, treaty, decree, rule, order, ordinance or regulation or any determination or direction of any arbitrator or any Governmental Authority, including common law and any Environmental Law and also including any of the foregoing that relate to data use, privacy or protection.

(liii) “Leases” means (a) the PurePenn Lease; and (b) Sublease Agreement by and between Perlow Investment Corporation and the Company, dated August 1, 2017, as amended by that certain First Amendment, dated January 31, 2020, for premises located at 310 Grant Street, Suite 2410, Pittsburgh, PA 15219.

(liv) “Legal Proceeding” means any claim, action, charge, lawsuit, litigation, arbitration, hearing, or proceeding that has been made public or of which a Person has received written notice, administrative enforcement proceeding or other similarly formal legal proceeding (including civil, criminal, administrative or appellate proceeding) commenced, brought, conducted or heard by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.

(lv) “Liability” means any liability, debt, obligation, deficiency, interest, Tax, penalty, fine, claim, demand, judgment, cause of action or other Loss (including, without limitation, loss of benefit or relief), cost or expense of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and whether due or to become due and regardless of when asserted; provided, however, that in no event shall the loss of future revenue be deemed to be a Liability.

Agreement and Plan of Merger	Page 10 of 74

(lvi) “Licensed Intellectual Property” means those Intellectual Property Rights licensed to the Company.

(lvii) “Lien” means any option, mortgage, deed of trust, pledge, hypothecation, lien (statutory or otherwise), charge, security interest, defect of title, easement, encroachment, reservation, restriction, adverse right or interest, claim or other encumbrance (including any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing and any assignment or deposit arrangement in the nature of a security device).

(lviii) “Lock-Up Agreement” shall mean the lock-up agreement, dated as of the Closing Date, from each Seller, in substantially the form attached hereto as Exhibit C.

(lix) “Multiemployer Plan” has the meaning set forth in Section 3(37) of ERISA.

(lx) “Net Cash Consideration” means the Cash Consideration (i) minus the Estimated Closing Indebtedness, (ii) minus Company Transaction Expenses, in each case (with respect to items (i) and (ii), to the extent not paid by Sellers at or prior to Closing), (iii) minus the Escrow Amount, and (iv) plus the amount by which the Estimated Net Working Capital exceeds the Target Net Working Capital or minus the amount by which Estimated Net Working Capital is less than the Target Net Working Capital.

(lxi) “Net Working Capital” means the Current Assets of the Company less the Current Liabilities of the Company.

(lxii) “Neutral Accountant” means BDO USA.

(lxiii) “Order” means any written order, writ, injunction, decree, stipulation, judgment, award, determination, direction or demand of a Governmental Authority.

(lxiv) “Ordinary Course of Business” with respect to any entity, means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency) of that entity.

(lxv) “Organizational Documents” means, for any entity, its constituent or organizational documents including (a) in the case of a corporation, its articles or certificate of incorporation and its bylaws (if any); and (b) in the case of a limited liability company, its articles or certificate of organization or formation and its operating or limited liability company agreement (if any).

(lxvi) “Owned Intellectual Property” means, collectively, those Intellectual Property Rights owned by the Company.

(lxvii) “Parent Shares” means the Subordinate Voting Shares of Parent.

(lxviii) “Partnership Audit Provisions” means Sections 6221 through 6241 of the Code as originally enacted in P.L. 114-74, and as may be amended, and including any United States Treasury Regulations or other administrative guidance promulgated by the Internal Revenue Service thereunder or successor provisions and any comparable provision of non-U.S. or U.S. state or local Law.

Agreement and Plan of Merger	Page 11 of 74

(lxix) “Permitted Liens” means: (i) mechanics’, materialmen’s, workmen’s, repairmen’s, warehousemen’s, carrier’s and other similar Liens (including Liens created by operation of Law (other than Liens for Taxes)) incurred in the Ordinary Course of Business for amounts that are not yet due and payable or which are being contested in good faith by appropriate proceedings and, in each case, for which adequate reserves are maintained on the financial statements of the Surviving Company in accordance with GAAP; (ii) Liens for Taxes (and assessments and other governmental charges) not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained on the financial statements of the Company in accordance with GAAP; (iii) municipal laws, bylaws, and zoning, building, planning or other similar governmental restrictions and ordinances regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority which are not violated by the current use or occupancy of such real property or the operation of the business or any violation of which would not reasonably be expected to materially impair the continued use of the applicable property for the purposes for which the property is currently being used; (iv) in the case of Leased Real Property, any Lien to which the fee interest underlying the leased premises is subject; (v) Liens arising or incurred in connection with worker’s compensation, unemployment insurance, old age pensions and social security benefits, in each case, which are not yet due and payable or are being contested in good faith by appropriate proceedings; (vi) covenants, conditions, restrictions, easements, rights of way, encumbrances, defects, imperfections, irregularities of title or other Liens that would be apparent upon review of an accurate survey covering the Leased Real Property, which would not reasonably be expected to materially impair the continued use of the property to which such matters relate.

(lxx) “Person” means any individual, corporation, partnership, trust, limited liability company, association, Governmental Authority, unincorporated organization, trust, or other entity.

(lxxi) “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date, and the portion of any Straddle Period ending on and including the Closing Date.

(lxxii) “Pre-Closing Taxes” means (A) all Taxes (or the non-payment thereof) of Sellers (or any owner of a Seller, as applicable) for any Tax period and of the Company for any and all Pre-Closing Tax Periods, (B) any payroll Taxes with respect to Change of Control Payments paid in connection with the Closing, (C) any and all Taxes of any Person imposed on the Company as a transferee or successor, by contract or pursuant to any Law, rule, or regulation, which Taxes relate to an event or transaction occurring before the Closing, (D) all Taxes imposed on the Company as a result of the provisions of Treasury Regulations Section 1.1502-6 or the analogous provisions of any state, local or foreign Law, and (E) all COVID Related Deferrals (without duplication of any amounts included in Indebtedness). For purposes of the foregoing, any Taxes for any Straddle Period shall be allocated in accordance with Section 9.4(e).

Agreement and Plan of Merger	Page 12 of 74

(lxxiii) “Projected EBITDA Amount” means Twenty Two Million Five Hundred Seventy One Thousand ($22,571,000) Dollars.

(lxxiv) “Pro Rata Share” means, with respect to each Seller, the percentage allocation set forth as “Pro Rata Share” on Schedule 1.

(lxxv) “Public Record” means all documents filed by or on behalf of Parent on SEDAR since September 24, 2018.

(lxxvi) “Purchase Price” means the Cash Consideration minus (i) the Closing Indebtedness, minus (ii) the Company Transaction Expenses (in each case, with respect to items (i) and (ii), to the extent not paid by Sellers at or prior to Closing), minus (iii) the Escrow Amount, plus (iv) the amount by which the Closing Net Working Capital exceeds the Target Net Working Capital, minus (v) the amount by which Closing Net Working Capital is less than the Target Net Working Capital, plus (vi) the amount of any Post-Closing Payments, plus (vi) the Consideration Shares.

(lxxvii) “PurePenn Agreement” means that certain Agreement and Plan of Merger dated as of even date herewith, by and among PurePenn LLC, a Pennsylvania limited liability company (“PurePenn”), the members of PurePenn, Parent, and Trulieve PA Merger Sub 1, Inc., among others, pursuant to which, among other things, PurePenn is merging with and into Trulieve PA Merger Sub 1, Inc.

(lxxviii) “PurePenn Lease” means that certain Lease Agreement between NLCP 511 Industry PA, LLC and PurePenn, dated as of October 17, 2019, as amended by First Amendment to Lease Agreement dated February 26, 2020, and Second Amendment to Lease Agreement dated August 13, 2020, as guaranteed by the Company

(lxxix) “Restrictive Covenant and General Release Agreement” shall mean the non-compete, non-solicit, non-disparagement and general release agreement, dated as of the Closing Date, from each of the Sellers and/or Affiliates thereof listed in Schedule 1(a)(lxxix) (each, a “Restricted Party,” and collectively, the “Restricted Parties”), in substantially the form attached hereto as Exhibit B.

(lxxx) “Sample Net Working Capital Calculation” means the sample calculation of Net Working Capital attached hereto as Exhibit D.

(lxxxi) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(lxxxii) “SEDAR” means www.sedar.com, which is the official website that provides access to public securities documents and information filed by public companies and investment funds as maintained by the Canadian Securities Administrators in the SEDAR filing system.

(lxxxiii) “Straddle Period” means any taxable period that includes (but does not end on) the Closing Date.

Agreement and Plan of Merger	Page 13 of 74

(lxxxiv) “Target Net Working Capital” means an amount for normalized working capital mutually agreed upon between Parent and the Representative, acting reasonably, prior to the Closing.

(lxxxv) “Tax” means (A) any federal, state, county, local, municipal or foreign income, gross receipts, net proceeds, fuel, excess profits, user, capital stock, profits, escheat, unclaimed property, gain, registration, ad valorem, estimated, license, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, environmental taxes, customs, duties, franchise, employees’ income withholding, foreign or domestic withholding, social security (or similar, including FICA), unemployment, disability, real property, personal property (tangible or intangible), sales, use, transfer, value added, goods and services, alternative or add on minimum or other tax or any kind of any charge of any kind in the nature of taxes, assessments, duties or similar charges, including any interest, penalties or additions to Tax in respect of the foregoing, in each case whether disputed or not, imposed by any Governmental Authority, and (B) any Liability for the payment of any amounts of the type described in clause (A) as a result of being a member of an affiliated, consolidated, combined or unitary group, as a result of any tax sharing or tax allocation agreement, arrangement or understanding, or as a result of being liable for another Person’s taxes as a transferee or successor, by contract or otherwise.

(lxxxvi) “Tax Proceeding” means an audit or other examination by any taxing authority, any judicial or administrative proceedings relating to Liability for Taxes, or any other claim under this Agreement relating to Taxes.

(lxxxvii) “Tax Return” means any Tax return, declaration, report, claim for refund, or information return or statement filed or required to be filed by the Company, including any schedule or attachment thereto, and including any amendment thereof.

(lxxxviii) “Transaction Agreements” means this Agreement, the Restrictive Covenant and General Release Agreement, the Lock-Up Agreement, the Registration Rights Agreement, the Escrow Agreement, and any other agreements or certificates executed at Closing in connection with this Agreement.

(lxxxix) “Transaction Expenses” means, with respect to a Party, expenses incurred in connection with the negotiation, preparation, execution and closing of the transactions contemplated by the Transaction Agreements.

(xc) “Trulieve Capital Improvements Expenses” means all reasonably documented and verifiable expenses incurred by Parent or its Affiliates with respect to the capital improvements for the facility under the PurePenn Lease following the Closing, but only to the extent such expenses are not reimbursed to Parent and/or its Affiliates under the tenant improvement allowance provisions of the PurePenn Lease.

(xci) “Trulieve Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development, including without limitation the suspension, revocation, forfeiture, or nonrenewal of any material license applicable to Parent or its Affiliates, that, individually or in the aggregate, has a material adverse effect on the (i) assets (including

Agreement and Plan of Merger	Page 14 of 74

intangible assets), business, condition (financial or otherwise), operations, property, or results of operations of Parent, taken as a whole, or (ii) the ability of the Parent or Merger Sub to consummate the transactions contemplated hereby; provided, however, that a “Material Adverse Effect” shall not include any “Material Adverse Effect” that arises after the date hereof and is cured prior to the earlier of the Closing and the date this Agreement is terminated in accordance with Section 10.20 or any change, effect, event, occurrence, state of facts or development in or attributable to: (a) general economic, political, or business conditions; (b) financial, banking or securities markets of the U.S. in general (including any disruption thereof and any decline in the price of any security or any market index or change in prevailing interest rates); (c) any natural or man-made disaster, acts of God, pandemics (including COVID-19 pandemic, its fallout, and related illnesses), or other calamities, national or international political or social conditions, including the engagement and/or escalation by the U.S. in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the U.S. or any of its territories, possessions or diplomatic or consular offices or upon any military installation, equipment or personnel of the U.S.; (d) conditions affecting generally the industry in which the Parent participates; (e) the announcement, pendency, or completion of the transactions contemplated by this Agreement, including losses of employees, customers, suppliers, distributors or sales agents of the Company; (f) any breach, violation or non-performance of any provision of this Agreement by the Sellers; (g) the failure of the Parent to meet or achieve the results set forth in any internal or published projections, forecasts, or revenue earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded); (h) any item or items set forth in the Disclosure Schedules; or (h) any change resulting from compliance with the terms of, or any actions taken (or not taken) by any Party pursuant to or in accordance with, this Agreement.

(xcii) “Warranty” or “Warranties”, as the case may be, means the representations and warranties contained or confirmed in this Agreement or in any certificate delivered in connection with this Agreement.

(b) Interpretive Guidelines.

(i) All pronouns used in this Agreement shall be deemed to include masculine, feminine and neuter forms.

(ii) Unless the context requires otherwise: (A) the singular number includes the plural and the plural number includes the singular and shall not be interpreted to preclude the application of any provision of this Agreement to any individual or entity; (B) each reference in this Agreement to a designated “Article,” “Section,” “Schedule,” “Exhibit,” or “Appendix” is to the corresponding Section, Schedule, Exhibit, or Appendix of or to this Agreement; (C) the word “or” shall not be applied in its exclusive sense; (D) the word “all” shall be interpreted to mean “any and all”; (E) the words “include,” “includes,” and “including” are deemed to be followed by the phrase “without limitation”; (F) the words “relate,” “relates,” and “relating” are deemed to be followed by the phrase “in any way”; (G) references to “$” or “dollars” shall mean the lawful currency of the United States; and (H) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

Agreement and Plan of Merger	Page 15 of 74

(iii) References in this Agreement to any agreement or any particular provisions of Law shall be deemed to refer to such agreement or Law as they may be amended after the Effective Date of this Agreement.

(iv) Any reference in this Agreement to “day” or number of “days” without the explicit qualification of “business” must be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day and that calendar day is not a Business Day (i.e., any day other than a Saturday, Sunday or other day on which banking institutions in Pittsburgh, Pennsylvania are required or authorized by Law to be closed) then the action or notice is deferred until, or may be taken or given, on the next Business Day.

(v) Any reference in this Agreement to a date or time is a reference to that date or time in Pittsburgh, Pennsylvania, unless otherwise stated.

(vi) Any undertaking in this Agreement not to do any act or thing is deemed to include an undertaking not to permit or suffer the doing of that act or thing.

(vii) The definitions in this Agreement apply equally to both the singular and plural of the terms defined.

2. Merger and Closing.

2.1 Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Act, Merger Sub shall be merged with and into the Company at the Effective Time. Following the Effective Time, the Company shall continue as the surviving Company (the “Surviving Company”) and the separate corporate existence of Merger Sub shall terminate.

2.2 Closing. The closing of the Merger shall take place remotely via the electronic exchange of executed counterpart documents and signatures, as soon as practicable on or after the date of this Agreement, but in any case, no later than five (5) Business Days following the satisfaction or waiver of the conditions set forth in Section 6 and Section 7, other than those conditions that by their terms cannot be satisfied until Closing, or at such other place and time as the Parties shall mutually agree (which time and place are designated as the “Closing” and such date, the “Closing Date”).

2.3 Effective Time. At the Closing, the Company shall (a) file a statement of merger in the form attached hereto as Exhibit A (the “Statement of Merger”) with the Pennsylvania Department of State in such form as is required by, and executed in accordance with, the relevant provisions of the Act, and (b) make all other filings or recordings required by the Act to effectuate the Merger. The Merger shall become effective at such time as the Statement of Merger are duly filed with the Pennsylvania Department of State or at such subsequent time as the Parties shall agree and specify in the Statement of Merger (the date and time that the Merger becomes effective is referred to as the “Effective Time”).

Agreement and Plan of Merger	Page 16 of 74

2.4 Effects of the Merger. At the Effective Time, the Merger shall have the effects set forth in this Agreement and the applicable provisions of the Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein (a) all of the rights, privileges, powers, franchises, titles and interests of Merger Sub and the Company shall vest in the Surviving Company, and (b) all debts, liabilities and obligations of Merger Sub and the Company shall become the liabilities and obligations of the Surviving Company.

2.5 Certificate of Organization. The Certificate of Organization of the Company, as in effect immediately prior to the Effective Time, shall be the Certificate of Organization of the Surviving Company, until thereafter amended in accordance with applicable Law.

2.6 Operating Agreement. At the Effective Time, the Company Operating Agreement shall cease to be the Operating Agreement of the Company, and the Amended and Restated Operating Agreement set forth on Exhibit E shall be the Operating Agreement of the Company, until thereafter amended in accordance with applicable Law.

2.7 Managers and Officers. At the Effective Time, the following individuals shall be the managers and officers of the Surviving Company, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be: (i) managers – Kim Rivers and Eric Powers, and (ii) officers – Kim Rivers as President, and Eric Powers as Secretary. Until such time at which the Earn-out Period expires, the Surviving Company shall have the right to appoint one (1) board observer to the board of managers of the Company.

2.8 Effect on Securities. At the Effective Time, by virtue of the Merger and without any action on the part of any Person:

(a) Each share of the stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one (1) membership interest of the Surviving Company, so that, after the Effective Time, Parent shall be the holder of all of the issued and outstanding shares of membership interest of the Surviving Company; and

(b) The Company Interests shall be converted into the right to receive the Purchase Price, payable pursuant to the terms of this Agreement.

2.9 Merger Consideration. At Closing, in consideration of the Merger, the Parent shall (i) pay the Escrow Amount to the Escrow Agent to be held in accordance with the Escrow Agreement, (ii) pay to each Seller the portion of the Consideration Shares and the Net Cash Consideration set forth on Schedule 1, in accordance with and subject to this Agreement; provided, that, at or immediately prior to the issuance of any Consideration Shares to Sellers, each Seller receiving Consideration Shares shall execute and deliver a Lock-Up Agreement and an Accredited Investor Questionnaire with respect to the Consideration Shares to be issued (it being understood that the issuance of such Consideration Shares is contingent on such execution and delivery of a Lock-Up Agreement and an Accredited Investor Questionnaire to Parent); provided, however, that one-third of the Consideration Shares (which will be subject to a six (6) month lock-up pursuant to the terms of the Lock-Up Agreement) shall be delivered into escrow with Parent’s transfer agent (such shares, the “Escrow Shares”). Notwithstanding the foregoing,

Agreement and Plan of Merger	Page 17 of 74

the Parties acknowledge that Schedule 1 as attached hereto is an estimated allocation of the Closing Consideration based on estimates as to Net Cash Consideration, the Estimated Net Working Capital and the Estimated Closing Indebtedness made as of the date hereof and that Schedule 1 will be updated by the Company prior to the Closing and the distribution of Closing Consideration shall be in accordance with that updated Schedule 1.

2.10 Closing Statement. At least five (5) Business Days prior to the Closing Date, the Company shall prepare and deliver to Merger Sub an estimated closing statement (the “Estimated Closing Statement”) setting forth the Company’s good faith estimate of (a) the Net Working Capital as of the Effective Time (the “Estimated Net Working Capital”), (b) the estimated Indebtedness of the Company as of the Effective Time (the “Estimated Closing Indebtedness”), and (c) the resulting Closing Consideration utilizing such estimates, in each case, as of the Effective Time. The Estimated Closing Statement shall be calculated consistent with GAAP and the Sample Net Working Capital Calculation. Sellers and the Company shall promptly provide Merger Sub access to all relevant documents and information reasonably requested by Merger Sub in connection with its review of the Estimated Net Working Capital (including all components thereof). Prior to the Closing Date, Merger Sub shall notify Representative of any objections to the Estimated Net Working Capital (including any component thereof) no later than three (3) Business Days prior to the Closing Date. If Merger Sub has any such objections, Representative and Merger Sub shall attempt in good faith to resolve any such objections; provided, however, if the objections are not resolved prior to the Closing Date, the Company’s initial Estimated Closing Statement shall control.

2.11 Post-Closing Adjustment.

(a) Within ninety (90) days after the Closing Date, Parent shall prepare and deliver to Representative a statement (the “Closing Statement”) calculating (i) the Purchase Price (excluding any Earn-out Payments), (ii) the Net Working Capital as of the Effective Time (the “Closing Net Working Capital”), and (iii) the Indebtedness of the Company as of the Effective Time (the “Closing Indebtedness”).

(b) If Representative disputes any amounts as shown on the Closing Statement, Representative shall deliver to Parent within thirty (30) days after receipt of the Closing Statement a notice (the “Dispute Notice”) setting forth Representative’s calculation of such amount and describing in reasonable detail the basis for the determination of such different amount. Any amounts not subject to the Dispute Notice shall be paid promptly pursuant to Section 2.11(c). If Representative does not deliver a Dispute Notice to Parent within such thirty (30) day period, then the Closing Statement prepared and delivered by Parent shall be deemed to be the “Final Closing Statement.” The Parties shall use commercially reasonable efforts to resolve such differences within a period of thirty (30) days after Representative has given the Dispute Notice. If the Parties resolve such differences, then the Closing Statement agreed to by the Parties shall be deemed to be the Final Closing Statement. If Parent and Representative do not reach a final resolution on the Closing Statement within thirty (30) days after Representative has given the Dispute Notice, unless Parent and Representative mutually agree to continue their efforts to resolve such differences, the Neutral Accountant shall resolve such differences, pursuant to an engagement agreement among Parent, Representative and the Neutral Accountant (which Parent and Representative agree to execute promptly), in the manner provided below.

Agreement and Plan of Merger	Page 18 of 74

The Neutral Accountant shall only decide the specific items under dispute by the Parties (the “Disputed Items”), solely in accordance with the terms of this Agreement. Parent and Representative shall each be entitled to make a presentation to the Neutral Accountant, pursuant to procedures to be agreed to among Parent, Representative and the Neutral Accountant (or, if they cannot agree on such procedures, pursuant to procedures determined by the Neutral Accountant), regarding such Party’s determination of the amounts to be set forth on the Closing Statement; and the Parties shall use commercially reasonable efforts to cause the Neutral Accountant to resolve the differences between Parent and Representative and determine the amounts to be set forth on the Closing Statement within twenty (20) days after the engagement of the Neutral Accountant. The Neutral Accountant’s determination shall be based solely on such presentations of the Parties (i.e., not on independent review) and on the definitions and other terms included herein. The Closing Statement determined by the Neutral Accountant shall be deemed to be the Final Closing Statement. Such determination by the Neutral Accountant shall be conclusive and binding upon the Parties, absent Fraud or manifest error. The fees and expenses of the Neutral Accountant shall be paid by the Party whose calculation of the Closing Net Working Capital is farther from the Neutral Accountant’s calculation thereof. Nothing in this Section 2.11(b) shall be construed to authorize or permit the Neutral Accountant to: (i) determine any questions or matters whatsoever under or in connection with this Agreement except for the resolution of differences between Parent and Representative regarding the determination of the Final Closing Statement; or (ii) resolve any such differences by making an adjustment to the Closing Statement that is outside of the range defined by amounts as finally proposed by Parent and Representative.

(c) Promptly, but no later than five (5) Business Days after the final determination thereof, if the Purchase Price (excluding any Earn-out Payments) set forth in the Final Closing Statement: (i) exceeds the Closing Consideration, Parent shall pay such excess amount to Sellers in the form of Parent Shares; or (ii) is less than the Closing Consideration, then such difference shall be paid to the Parent in cash out of the Escrow Account; provided, however, that if the Escrow Account is insufficient to pay the Parent such difference, each Seller shall pay its Pro Rata Share of the aggregate deficiency amount in cash. Any payments made pursuant to this Section 2.11 shall be treated as an adjustment to the Purchase Price by the Parties. For the purposes hereof the number of Parent Shares to be issued or any decrease in the issuance thereof will be equal to the amount of the excess (in the case of item (i) of this subsection (c)) divided by the value of a Consideration Share hereunder.

2.12 Earn-out.

(a) As additional consideration for the Company Interests, at such times as provided in this Section 2.12, Parent shall pay to Sellers an additional payment of up to One Million Four Hundred Forty-Three Thousand Two Hundred Ninety-Three (1,443,293) Parent Shares (the “Earn-out Payment”) contingent upon the Company together with PurePenn achieving certain aggregate EBITDA during the 2021 calendar year (the “Earn-out Period”) as follows:

Agreement and Plan of Merger	Page 19 of 74

EBITDA during Earn-Out Period	Earn-out Payment
70% of the Projected EBITDA Amount	753,360 Parent Shares
> 70% of the Projected EBITDA Amount and <	Between 753,360 Parent Shares and
93.53% of the Projected EBITDA Amount	1,443,293 Parent Shares, on a proportionate basis.
>93.53% of the Projected EBITDA Amount	1,443,293 Parent Shares

For the avoidance of doubt, no Earn-out Payment shall be payable hereunder in the event that combined EBITDA for the Company and PurePenn for the Earn-out Period is less than seventy percent (70%) of the Projected EBITDA Amount during the Earn-out Period. The Parties acknowledge and agree that the value of any Earn-out Payment shall be reduced, dollar for dollar, by sixty percent (60%) of the amount of any Trulieve Capital Improvements Expenses with, for the purposes of this sentence only, each Parent Share being equal to the value of a Consideration Share.

(b) If the combined EBITDA for the Company and PurePenn during the Earn-out Period is equal to or greater than one hundred ten percent (110%) of the Projected EBITDA Amount for the Earn-out Period, then Parent shall issue to Sellers a bonus payment of 300,205 Parent Shares (the “Bonus Earn-out Payment”).

(c) PurePenn has previously applied for a Pennsylvania Redevelopment Assistance Capital Program grant (a “PA RACP Grant”) as described in the PurePenn Agreement for the reimbursement of PurePenn expenses incurred in connection with capital improvements (the “Grant Funds”). If the PA RACP Grant is awarded to PurePenn, Parent shall pay, ten (10) Business Days after receipt of Grant Funds, to each Seller, a cash payment equal to such Seller’s Pro Rata Share of sixty percent (60%) of the amount of the Grant Funds actually received by PurePenn under such PA RACP Grant award (collectively with the Earn-out Payment and the Bonus Earn-out Payment, the “Post-Closing Payments”).

(d) Payment of Post-Closing Payments.

(i) Within fifteen (15) days following the completion of financial statements of the Company for the Earn-out Period, which shall be no later than March 31, 2022, subject to any extension of time pursuant to Section 2.12(g) or otherwise, Parent shall prepare and deliver to Representative a statement (the “Interim Earn-out Statement”), setting forth Parent’s calculation of EBITDA for the Earn-out Period, together with reasonable supporting detail and documentation.

(ii) Representative shall have thirty (30) days following receipt of the Interim Earn-out Statement (the “Earn-out Review Period”) to review the Interim Earn-out Statement. If Representative disputes the calculation of EBITDA for the Earn-out Period set forth in the Interim Earn-out Statement, Representative shall deliver, prior to the expiration of the Earn-out Review Period, written notice to Parent setting forth any objection of Representative to such Interim Earn-out Statement (an “Earn-out Statement of Objections”). If Representative does not deliver an Earn-out Statement of Objections to Parent prior to the expiration of the Earn-out Review Period, then the Interim Earn-out Statement prepared and delivered by Parent shall be deemed to be the “Final Earn-out Statement.”

Agreement and Plan of Merger	Page 20 of 74

(iii) If the Sellers deliver an Earn-out Statement of Objections prior to the expiration of an applicable Earn-out Review Period, then Parent and the Sellers shall negotiate to resolve the objections for such Earn-out Period of the Sellers specified therein during the thirty (30) day period following the receipt by Parent of the Earn-out Statement of Objections (the “Earn-out Consultation Period”). If the Sellers and Parent reach an agreement as to all such objection(s) within the Earn-out Consultation Period for such Earn-out Period, then the Interim Earn-out Statement for that period shall be revised to reflect such agreement and shall be deemed final for such period. If the Sellers and Parent are unable to reach an agreement as to all such objection(s) within the Earn-out Consultation Period, then any such objections which remain in dispute for such Earn-out Period shall be submitted to the final and binding determination of the Neutral Accountant, whose determination shall be made in accordance with the provisions of Section 2.11(b) hereof within twenty (20) days of the engagement of such Neutral Accountant.

(iv) The Post-Closing Payments, if any, other than those Post-Closing Payments related to the receipt of Grant Funds by the Company (which shall be paid in cash pursuant to Section 2.12(c)), will be due and payable by the Parent in Parent Shares within ten (10) Business Days of the final determination of the Earn-out Payment hereunder as follows: (x) first, Parent Shares representing 3% of the Earn-out Payment will be paid as set forth in Schedule 2.2(d)(iv); and (y) then, to Sellers in accordance with their Pro Rata Share. The Post-Closing Payments, if any, will be paid in compliance with applicable Law and the rules and policies of any applicable stock exchange.

(e) Following the Closing and prior to the expiration of the Earn-out Period, except in each case with the prior written consent of Representative and compliance with applicable Law, Parent shall maintain separate financial books and records for the Company, in a manner reasonably calculated to facilitate the determination of EBITDA and shall not directly or intentionally take any actions with the purpose of avoiding or reducing the Post-Closing Payments hereunder. Without limiting the generality of the foregoing, Parent shall, and shall cause its Affiliates, including the Company, to not discontinue, wind up, liquidate or otherwise dispose of all or any material part of the Company’s assets, other than in the Ordinary Course of Business, and the Company shall not file for or consent to bankruptcy. Parent acknowledges and agrees that the financial books and records for the Company for the 2021 calendar year will, as part of the audit of Parent, be audited by a Public Company Accounting Oversight Board (PCAOB) registered accounting firm.

(f) The Parties understand and agree that (i) the contingent rights to receive any Post-Closing Payments shall not be represented by any form of certificate or other instrument, are not transferable, except by operation of Law relating to descent and distribution, divorce and community property, and do not constitute an equity or ownership interest in Merger Sub or Parent, (ii) neither Sellers nor Representative shall have any rights as a security holder of Merger Sub or Parent as a result of Sellers’ contingent right to receive any Post-Closing Payments hereunder, and (iii) no interest is payable with respect to any Post-Closing Payments.

Agreement and Plan of Merger	Page 21 of 74

(g) To the extent the Company’s facilities are subject to any mandated shut-down by a Governmental Authority due to issues related to COVID-19, the Earn-out Period shall be automatically extended for the amount of time of such shut-down plus a reasonable time of up to eight (8) weeks as necessary to restart the business.

2.13 Withholding Taxes. Parent, the Surviving Company, the Representative, and any other Person making a payment pursuant to this Agreement shall be entitled to deduct and withhold from any payment hereunder such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, including for the avoidance of doubt any withholding under Section 1446 of the Code with respect to any Seller who fails to deliver a duly executed Form W-9, or under any applicable provision of state, local or non-U.S. Law related to Taxes and to obtain any necessary Tax forms, including Form W-9 or the appropriate series of Form W-8, as applicable, or any similar information, from any Seller or other recipient of any payment hereunder. To the extent amounts are so withheld and timely paid over to the appropriate Taxing authority, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Not later than two Business Days prior to the Closing Date, Parent shall provide to the Representative a schedule identifying any such intended withholding (other than with respect to compensatory payments) and shall make such changes thereto as may be reasonably requested by the Representative to the extent consistent with applicable Law, and shall withhold in a manner consistent with that schedule.

2.14 Allocation of Merger Consideration. The Consideration Shares and the Net Cash Consideration, together with any other items treated as “consideration” for tax purposes, shall to the extent required by applicable Law be allocated among the assets of the Company pursuant to the principles set forth in Schedule 2.14. The Parties shall file all Tax Returns and information reports in a manner consistent with such allocation, which schedule shall be agreed upon in good faith by Parent and the Representative as soon as practicable after the Closing Date and thereafter shall become a part of this Agreement. The Parties agree that the fair market value of the receivable reflecting the obligation of PurePenn owed to the Company is the full face amount of such obligation plus any accrued and unpaid interest thereon. Therefore, for purposes of the allocation described in this Section 2.14 to be set forth on Schedule 2.14, the Parties shall allocate to such receivable the full face amount of the obligation plus any such accrued and unpaid interest.

2.15 Escrow Payments. In the event Parent or any other Trulieve Indemnitee has an indemnity claim pursuant to Section 9.1, the Escrow Amount shall be reduced by the amount of any such payment or claim and such amount shall be paid by the Escrow Agent from the Escrow Account to the Parent in accordance with the Escrow Agreement. The Escrow Amount (as reduced by any payment or claim) shall be paid to the Sellers as follows: (i) on the 18 month anniversary of the Closing Date an amount shall be paid by the Escrow Agent to the Sellers (based on their Pro Rata Share) such that the amount of the Escrow Amount remaining in the Escrow Account shall be equal to the amount of any unresolved claims asserted against the Escrow Amount as of such date; and (ii) any Escrow Amount remaining unpaid after the 18 month anniversary of the Closing Date (as reduced by any claim) shall be paid from the Escrow Account by the Escrow Agent to the Parent or the Sellers, as applicable, at such time as such applicable outstanding claims against the Escrow Amount are resolved. Any portion of the Escrow Amount paid to the Sellers hereunder shall be considered an increase in the Purchase Price. The fees of the Escrow Agent that relate to the maintenance and administration of the

Agreement and Plan of Merger	Page 22 of 74

Escrow Account shall be paid 50% by Parent and the remaining 50% shall be considered a Company Transaction Expense to the extent incurred at or prior to Closing and, following Closing, shall be satisfied out of the Escrow Account. The parties agree to treat the Escrow Account as a “contingent at-closing escrow” described in Proposed Regulation § 1.468B-8 and that the Escrow Account shall be treated for tax purposes as owned by Parent, until and except to the extent any amounts are released to Representative in accordance with the terms of the Escrow Agreement, and to use commercially reasonable efforts to cause the Escrow Agent to file any required reports and otherwise act in accordance with the foregoing treatment.

3. Representations and Warranties of the Sellers. Except as set forth in the Disclosure Schedule attached as Exhibit F to this Agreement (the “Disclosure Schedule”), each Seller severally, but not jointly, represents and warrants to Merger Sub as to him, her, or itself as follows:

3.1 Ownership of Company Interests; No Voting Trusts.

(a) Such Seller is the sole record and beneficial owner of his or her Pro Rata Share of the Company Interests free and clear of any and all Liens. Immediately following the Merger, good and valid title to the Company Interests owned by such Seller will pass to Parent, free and clear of all Liens.

(b) Except for the Company Operating Agreement, such Seller is not bound by, and the Seller has not granted to any other Person, any option, warrant, calls, purchase or other right or any Contract relating to the voting of, or requiring the issuance, transfer or sale of, any Equity Interests of the Company.

3.2 Authorization. Such Seller has all requisite power, capacity, and authority to execute and deliver this Agreement and each of the Transaction Agreements to which such Seller is a party and to perform such Seller’s respective obligations hereby and thereby. The execution and delivery by such Seller of this Agreement and each other Transaction Agreement to which such Seller is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of such Seller, and no other or further action or proceeding on the part of such Seller is necessary to authorize the execution and delivery by such Seller of this Agreement and the consummation by such Seller of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Seller and, assuming the due and valid authorization, execution and delivery of this Agreement by each of the other Seller, the Merger Sub, Parent and the Company, constitutes a valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms and conditions, subject to the Bankruptcy Exception.

3.3 Consents and Approvals; No Violation.

(a) Such Seller is not required to give any notice to, make any filing with, or obtain any Consent of any Governmental Authority in connection with the execution, delivery and performance by such Seller of this Agreement or any other Transaction Agreement to which he is a party or the consummation of the transactions contemplated hereby and thereby.

Agreement and Plan of Merger	Page 23 of 74

(b) The execution, delivery and performance by such Seller of this Agreement and the other Transaction Agreements to which he is a party, and the consummation of the transactions contemplated hereby and thereby, does not violate any Law (other than in respect of Federal Marijuana Laws) to which such Seller is subject and will not constitute a violation of, or be in conflict with, or constitute or create a default under, or give rise to a loss or create or trigger any payment obligation for the account of the Company or any Contract to which such Seller is a party.

3.4 Litigation. There is no Legal Proceeding pending or, to the Knowledge of such Seller, threatened against such Seller (a) pertaining to the Company Interests, the Company or the Licenses, or (b) that challenges, or will have the effect of preventing, materially delaying, making illegal, or otherwise materially interfering with, the execution of this Agreement or the consummation of the transactions contemplated hereby. Such Seller is not a party to or named subject to the provisions of any Order that would prevent, delay, make illegal or otherwise interfere with, the execution of this Agreement or the consummation of the transactions contemplated hereby.

3.5 Parent Shares.

(a) Canadian Securities Law Representations. Each Seller that may receive Parent Shares hereunder understands that the Parent Shares are being issued pursuant to an exemption from the registration and prospectus requirements of the securities Laws in Canada. Such Seller acknowledges that Trulieve will rely on such Seller’s representations, warranties and covenants set forth below for purposes of confirming the availability of such exemption from such registration and prospectus requirements. Such Seller acknowledges that (i) it has been provided with the opportunity to consult its own legal advisors with respect to the Parent Shares issuable to such Seller pursuant to this Agreement and with respect to the existence of resale restrictions imposed by applicable securities Laws; (ii) no representation has been made respecting the applicable holding periods imposed by the securities Laws or other resale restrictions applicable to the Parent Shares which restrict the ability of such Seller to resell such securities; and (iii) such Seller is aware that Seller may not be able to resell the Parent Shares, except in accordance with limited exemptions under the securities Laws. Such Seller consents to the collection, use and disclosure of certain personal information for the purposes of meeting legal, regulatory, self-regulatory, security and audit requirements (including any applicable tax, securities, money laundering or anti-terrorism legislation, rules or regulations) and as otherwise permitted or required by Law, which disclosures may include disclosures to tax, securities or other regulatory or self-regulatory authorities in Canada and/or in foreign jurisdictions, if applicable, in connection with the regulatory oversight mandate of such authorities.

(b) U.S. Securities Act Representations.

(i) Such Seller is resident in the United States or otherwise a “U.S. Person”, as defined in Regulation S under the Securities Act.

Agreement and Plan of Merger	Page 24 of 74

(ii) Such Seller understands and acknowledges that the Parent Shares have not been registered under the Securities Act, or under any state securities laws, and that the Parent Shares are being offered and sold in reliance upon federal, provincial and state exemptions for transactions not involving any public offering, thus the Parent Shares are “restricted securities,” as such term is defined in Rule 144 under the Securities Act, and will be subject to restrictions on resale under such laws and as set forth in the restrictive legends substantially the following form:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL TO THE ISSUER.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

(iii) Such Seller acknowledges that such Seller is an “accredited investor” as defined in Rule 501(d) of Regulation D promulgated under the Securities Act and has completed the Accredited Investor Questionnaire.

(iv) Such Seller consents to Parent making a notation on its respective records or giving instructions to any transfer agent of the Parent Shares in order to implement the restrictions on transfer set forth and described herein.

(v) Such Seller acknowledges that he, she, or it is acquiring the Parent Shares solely for his, her or its own account and not on behalf of any other person for investment purposes only and not with a view to the resale, distribution or other disposition thereof in violation of applicable securities Laws.

(vi) Such Seller represents and warrants that alone, or with the assistance of his, her or its professional advisors, he, she or it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his, her or its investment in the Parent Shares and is able, without impairing his, her or its financial condition, to hold such securities for an indefinite period of time and to bear the economic risks, and withstand a complete loss, of such investment.

(vii) Such Seller represents and warrants that he, she or it has had access to such additional information, if any, concerning as he, she or it has considered necessary in connection with his, her or its investment decision to acquire the Parent Shares.

Agreement and Plan of Merger	Page 25 of 74

3.6 Brokers’ Fees. Such Seller has no Liability to pay any fees or commissions to any broker, finder, investment banker or agent with respect to the transactions contemplated by this Agreement based upon any arrangement or agreement made by or on behalf of such Seller.

4. Representations and Warranties of the Company. The Company represents and warrants to Merger Sub that, subject to the Disclosure Schedule, which disclosures and exceptions shall be deemed to be part of the representations and warranties made hereunder, the representations and warranties set forth in this Section 4 are true and correct as of the Effective Date and shall be true and correct in all material respects as of the Closing Date. The Disclosure Schedule shall be arranged in numbered schedules corresponding to the numbered and lettered sections contained in this Section 4, and the disclosures in any schedule of the Disclosure Schedule shall qualify other sections in this Section 4 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections of this Section 4.

4.1 Organization, Legal Existence, Power and Qualification. The Company is a limited liability company duly organized, validly existing, and in good standing under the Laws of the Commonwealth of Pennsylvania and has all requisite limited liability company power and authority to carry on its business as presently conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership of property or conduct of business requires it to be qualified except where such qualification would not be reasonably expected to have a Company Material Adverse Effect. True, correct and complete copies the Company’s Organizational Documents have been provided to Merger Sub, in each case that are currently in effect and reflect all amendments made thereto.

4.2 Ownership of Company Interests; No Voting Trusts.

(a) Schedule 4.2(a) sets forth all of the authorized, issued and outstanding Equity Interests of the Company. All of the outstanding Equity Interests of the Company are duly authorized and validly issued and were not issued in violation of any preemptive or other rights of any Person to acquire any equity securities of the Company.

(b) Except for the Company Operating Agreement, the Company is not bound by, nor has the Company granted to any other Person, any option, warrant, calls, purchase or other right or other contractual obligation (including, without limitation, conversion or preemptive rights and rights of first refusal or similar rights), orally or in writing, with respect to any Equity Interests of the Company or that could require the Company to sell, issue, grant, transfer or otherwise dispose of any or all of the Company’s Equity Interests, or any securities convertible into or exchangeable for Equity Interests in the Company.

(c) Except for the Company Operating Agreement, there are no voting trusts, commitments, undertakings, understandings or other restrictions which directly or indirectly limits or restricts in any manner, or otherwise relates to, the sale or other disposition of the Company Interests.

4.3 Subsidiaries. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity, unless otherwise identified herein. The Company is not a participant in any joint venture, partnership or similar arrangement unless otherwise identified herein.

Agreement and Plan of Merger	Page 26 of 74

4.4 Power and Authority. The Company has all requisite limited liability company power and authority to execute and deliver this Agreement and each other Transaction Agreement to which it is party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and each other Transaction Agreement to which it is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of the Company, and no other or further action or proceeding on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due and valid authorization, execution and delivery of this Agreement by Merger Sub, Parent and each Seller, constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms and conditions, subject to the Bankruptcy Exception.

4.5 Governmental Consents and Filings. No Consent, or Order, or registration, qualification, designation, declaration or filing with, any federal, state or local Governmental Authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement.

4.6 Litigation. There is no Legal Proceeding pending or, to the Company’s Knowledge, currently threatened (a) against or relating to the Company or any officer, manager, or Key Employee of the Company; (b) that questions the validity of the Transaction Agreements or the right of the Company or any Seller to enter into them, or to consummate the transactions contemplated by the Transaction Agreements; or (c) to the Company’s Knowledge, that would reasonably be expected to have, either individually or in the aggregate, a Company Material Adverse Effect. None of the Company or, to the Company’s Knowledge, any of the Company’s officers, managers, or Key Employees, is a party or is named as subject to the provisions of any Order of any Governmental Authority (in the case of officers, directors or Key Employees, such as would affect the Company).

4.7 Financial Statements.

(a) The Company has previously made available to Trulieve true, complete and correct copies of the Company’s internal, audited financial statements as of and for the years ended December 31, 2017 and December 31, 2018, and the related statements of profit and loss for the years then ended. The Company has previously made available to Trulieve true, complete and correct copies of the Company’s audited financial statements as of and for the year ended December 31, 2019 and the related statements of profit and loss for the years then ended (the “2019 Financial Statement”), and the internal balance sheets and statement of operations of the Company as of June 30, 2020 and the related statements of profit and loss for the six-month period then ended (collectively with the Company’s internal, audited financial statements as of and for the years ended December 31, 2017 and December 31, 2018, and the 2019 Financial Statement, the “Financial Statements”). The balance sheet for the Company as of December 31,

2019 is sometimes referred to herein as the balance sheet and the date thereof is sometimes referred to as the “Balance Sheet Date” and the balance sheet as of June 30, 2020 is referred to herein as the “Interim Balance Sheet”.

Agreement and Plan of Merger	Page 27 of 74

(b) The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), applied on a consistent basis throughout the period involved, and present fairly, in all material respects, the financial position and results of operations of the Company as of the respective dates and for the respective periods indicated therein.

4.8 Accounts Receivable. All accounts receivable, notes and other amounts receivable of the Company (“Receivables”) reflected in the Financial Statements represent bona fide transactions on the part of the Company. The Receivables reflected in the Financial Statements (a) arose in the Ordinary Course of Business, (b) are carried at values determined in accordance with GAAP consistently applied, (c) constitute only valid, and, to the Company’s Knowledge, undisputed claims of the Company, and (d) do not represent obligations for goods sold on consignment or subject to any other repurchase or return arrangement. No Person has any Lien on any of the Receivables and no written agreement for material deduction or discount has been made with respect to any of the Receivables since the Balance Sheet Date.

4.9 Intellectual Property.

(a) The Company Intellectual Property includes all Intellectual Property Rights owned or licensed by the Company and used in the Company’s business as currently conducted and proposed to be conducted by the Company. The Company owns or has the right to use all Owned Intellectual Property and the Licensed Intellectual Property that are necessary to the conduct of the Company’s business as currently conducted and proposed to be conducted, including the design, development, manufacture, use, import, marketing, and sale of any product, technology or service. The Company has good, valid and marketable title to the Owned Intellectual Property free and clear of any and all Liens. With the exception of the Intellectual Property Licenses set forth in Schedule 4.9(c), and except that the Company is limited to selling its marijuana products solely within in the Commonwealth of Pennsylvania, no Owned Intellectual Property is subject to any Order, settlement agreement or Contract that restricts in any manner the use, transfer, licensing or enforcing thereof by the Company or may affect the validity, use or enforceability thereof.

(b) Schedule 4.9(b)(i) sets forth a true, complete and correct list of all Company Intellectual Property Registrations, and such list includes for each Company Intellectual Property Registration, as applicable: the title, mark, or design; the record owner; the jurisdiction by or in which it has been issued, registered, or filed; the Patent, registration, or application serial number; the issue, registration, or filing date; and the current status. Schedule 4.9(b)(ii) sets forth a true, complete and correct list of all material unregistered Trademarks and service marks that are Owned Intellectual Property. Schedule 4.9(b)(iii) sets forth a true, complete and correct list of each corporate, trade or fictitious name under which the Company’s business has been conducted at any time in the three (3) years prior to Closing. Each item of Company Intellectual Property Registrations is valid and subsisting, and, as of the date of this Agreement, all necessary registration, maintenance and renewal fees in connection with such

Agreement and Plan of Merger	Page 28 of 74

Company Intellectual Property Registrations have been paid and all necessary documents and certificates in connection with such Company Intellectual Property Registrations have been filed with the relevant Patent, Copyright, Trademark or other Governmental Authority in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Intellectual Property Registrations.

(c) To the Knowledge of the Company, the Company has obtained and possesses valid licenses pursuant to a Company Intellectual Property Agreement to use all of the software programs present on the computers and other software-enabled electronic devices that it owns or leases for its employees use in connection with the Company’s business. Schedule 4.9(c) sets forth a true, complete and correct list of all written Company Intellectual Property Agreements (other than ordinary course licenses of commercially available software that, in each case, does not exceed license fees of Twenty-Five Thousand Dollars ($25,000) in the aggregate), pursuant to which the use by the Company of any Intellectual Property Rights of another Person is permitted by that Person (collectively, the “Intellectual Property Licenses”). To the Knowledge of the Company, the Intellectual Property Licenses are valid, binding and enforceable between the Company and the other parties thereto and are in full force and effect. To the Knowledge of the Company, there is no default under any Intellectual Property License by the Company or any other party thereto, and, to the Knowledge of the Company, no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder. There are no Legal Proceedings to which the Company is a party with respect to the Intellectual Property Licenses or, to the Knowledge of the Company, any threat of such Legal Proceeding or other dispute regarding the scope of such Intellectual Property License, or performance under such, including with respect to any payments to be made or received by the Company.

(d) Except as provided for in Schedule 4.9(d), the Company has not granted any exclusive license of or exclusive right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Owned Intellectual Property to any Person. Schedule 4.9(d) contains a complete and correct list of all Contracts or rights under which the Company has granted to others an exclusive license, covenant not to sue, or any exclusive right to use or exploit, any Owned Intellectual Property.

(e) The operation of the business as currently conducted by the Company, including the design, development, use, import, branding, advertising, promotion, marketing, manufacture, and sale of any product, technology or service of the business of the Company does not infringe or misappropriate any Intellectual Property Rights of any Person, or constitute unfair competition or trade practices under the Laws of any jurisdiction in which the Company operates. The Company has not received written notice from any Person claiming that such operation or any act, any product, technology or service or Owned Intellectual Property infringes or misappropriates any Intellectual Property Rights of any Person, violates any right of any Person (including any right to privacy or publicity), or constitutes unfair competition or trade practices under the Laws of any jurisdiction.

Agreement and Plan of Merger	Page 29 of 74

(f) There is no written claim or demand of any Person pertaining to, or any proceeding which is pending, or, to the Knowledge of the Company, threatened, that challenges the rights of the Company, in respect of any Owned Intellectual Property. To the Knowledge of the Company, no Person is infringing or misappropriating any Owned Intellectual Property.

(g) Except as set forth on Schedule 4.9(g), neither this Agreement nor the transactions contemplated by this Agreement will result in (i) any third party being granted rights or access to any Owned Intellectual Property, (ii) the Company losing any right to any Owned Intellectual Property or under any Intellectual Property Licenses, or (iii) the Merger Sub being obligated to pay any royalties or other amounts to any third party in excess of those payable by the Company prior to Closing pursuant to any Company Intellectual Property Agreement.

(h) To the Knowledge of the Company, there have been no unauthorized intrusions or breaches of the security of information technology systems of the Company.

4.10 Compliance; Conflicts.

(a) The Company is not in violation or default (i) of any provisions of the Company’s Certificate of Organization and the Company Operating Agreement, (ii) of any Order, or (iii) under any Material Contract.

(b) Neither the execution and delivery of this Agreement or any other Transaction Agreement, nor the consummation of the transactions contemplated by this Agreement or any other Transaction Agreement, will (i) contravene, conflict with, or result in a violation of any Law (other than Federal Marijuana Laws) or Order to which the Company or any of its assets may be subject; (ii) contravene, conflict with, or result in a violation or breach of any provision of the Company’s Organizational Documents; (iii) contravene, conflict with, or result in a violation or breach of any provision of, or give any person or entity the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Material Contract; (vi) result in the imposition or creation of any Lien upon or with respect to the Company Interests or the Company’s assets, except for Permitted Liens or those Liens expressly created through this Agreement, if any; (v) except as set forth on Schedule 4.10(b)(v), require the consent, notice or other action by any Person under any (A) Material Contract to which the Company is bound or to which any of its properties and assets are subject, or (B) any License, except, in the case of clauses (i) and (iii)- (v) of this Section 4.11(b) as would not reasonably be expected to have a Company Material Adverse Effect.

4.11 Agreements; Actions. Schedule 4.11 identifies all of the following Contracts (other than Employee Benefit Plans) in effect as of the date of this Agreement to which the Company is a party or by which the Company is otherwise legally bound (each such Contract, a “Material Contract”) which:

(a) are reasonably expected to require payments to or from the Company in excess of One Hundred Thousand Dollars ($100,000.00) annually;

(b) provide for indemnification by the Company with respect to infringements of proprietary rights;

Agreement and Plan of Merger	Page 30 of 74

(c) represent Indebtedness for money borrowed or incurred in excess of Ten Thousand Dollars ($10,000.00), individually or in the aggregate;

(d) provide for any loans or advances to any Person by the Company, other than ordinary advances for travel and business expenses;

(e) pursuant to which the Company sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its Inventory in the Ordinary Course of Business;

(f) obligate the Company to assume any Tax, environmental or other Liability of any other Person;

(g) creating or relating to any partnership or joint venture or any sharing of revenues, profits, losses, costs or Liabilities or the payment of any royalties of, or by (as applicable) the Company;

(h) purports to: (i) limit, curtail or restrict the ability of the Company in any respect to: competing with any other Person or compete in any geographic area (it being understood that the Company is limited to selling its marijuana products solely within the Commonwealth of Pennsylvania), line of business, or market; (ii) developing or distributing any technology or Intellectual Property Right, (iii) obligating the Company to refrain from soliciting the employment of, or hire, any potential employees, consultants, or contractors of any Person, or (iv) granting the other party or any customer “most favored nation” pricing or similar status;

(i) provides or licenses any of the Company’s products or services to any third party on an exclusive basis or licenses any product or service on an exclusive basis from a third party;

(j) grants rights or authority to any Person with respect to any Owned Intellectual Property or Licensed Intellectual Property other than customer agreements entered in the Ordinary Course of Business;

(k) is a Contract with any Seller or Affiliate of any Seller;

(l) is a Contract with any Person characterized and treated by the Company as a consultant or independent contractor;

(m) requires the Company to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;

(n) is a broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing consulting or advertising Contracts;

(o) is an employment agreement which is not cancellable without penalty to the Company or on more than ninety (90) days’ notice;

(p) is with any Governmental Authority; and

Agreement and Plan of Merger	Page 31 of 74

(q) is a collective bargaining agreement or Contract with any Union.

4.12 Rights of Registration and Voting Rights. The Company is not under any obligation to register under the Securities Act any of its currently outstanding securities.

4.13 Paycheck Protection Program. The Company has not applied for or obtained any loan or other Indebtedness or amount pursuant to or in connection with the CARES Act (including the Paycheck Protection Program and any other programs established thereby) or any other COVID-19 related Law.

4.14 Assets and Property. Except as set forth in Schedule 4.14:

(a) The Company owns no real property.

(b) Schedule 4.14(b) sets forth each parcel of real property leased, subleased or licensed by the Company (together with all rights, title and interest of the Company in and to leasehold improvements relating thereto, including, but not limited to, security deposits, reserves or prepaid rents paid in connection therewith, collectively, the “Leased Real Property”), including the name of the landlord, the name of the tenant, and the location of the leased real property. The Company has provided to Trulieve true and complete copies of all leases, subleases, licenses, concessions and other agreements (whether written or oral), including all amendments, extensions renewals, guaranties and other agreements with respect thereto, pursuant to which the Company occupies any Leased Real Property (collectively, the “Real Property Leases”). With respect to the Real Property Leases, (i) each Real Property Lease is in full force and effect, the Company is in material compliance with each Real Property Lease, including payment of all rent due and payable under the Real Property Leases, and no event has occurred or circumstance exists which, with the delivery of notice, passage of time or both, would constitute a material breach of or default by the Company under any Real Property Lease, (ii) the Company has neither received nor given a notice of any default or event that, with notice or lapse of time, would constitute a default by the Company or any other party under any of the Real Property Leases, (iii) the Company holds a valid leasehold interest free of any Liens other than those of the lessors of such Leased Real Property or Permitted Liens, (iv) the Company has not subleased, assigned or otherwise granted any other parties the right to use or occupy any of the Leased Real Property or any portion thereof, and (v) to the Company’s Knowledge, there are no covenants, conditions, restrictions, easements, rights of way, encumbrances, defects, imperfections, irregularities of title or other Liens that would be apparent upon review of an accurate survey covering the Leased Real Property, which would reasonably be expected to materially impair the continued use of the property to which such matters relate.

(c) The Company has not received, and to the Company’s Knowledge, no other Party has received, with respect to any Leased Real Property, any citation, subpoena, summons or other written notice from any Governmental Authority alleging any non-compliance or violation of any zoning, fire, health and building codes. To the Knowledge of the Company, the use by the Company of the Leased Real Property is in compliance in all material respects with all applicable Laws.

Agreement and Plan of Merger	Page 32 of 74

(d) To the Knowledge of the Company, the buildings, structures, fixtures and building systems included in the Leased Real Property are, in all material respects, in good operating condition and repair, except with respect to ordinary wear and tear, free from structural, physical and mechanical defects, maintained in a manner consistent with commercially reasonable standards followed with respect to similar properties, and are structurally sufficient for the conduct of the Company’s business. The Company is not a party to any Contract or subject to any claim that may require the payment of any real estate brokerage commissions with respect to, and no such commission is owed with respect to any of, the Real Property Leases.

(e) Each item of tangible property of the Company, whether owned or leased, which has a fair market value or book value in excess of Twenty-Five Thousand Dollars ($25,000.00) is set forth in Schedule 4.14(e).

(f) Except as set forth on Schedule 4.14(f), the Company has good and valid title or a leasehold interest, free and clear of all Liens, to all of the tangible personal property, plant, machinery, equipment, tools, supplies, furniture, furnishings, vehicles and other fixed assets (collectively, “Personal Property”) (i) reflected in the Financial Statements, or (ii) used in the operation or conduct of the business of the Company, except for Personal Property disposed of, since the date of the Interim Balance Sheet, in the Ordinary Course of Business.

(g) Other than through its ownership of the Company, no Seller owns, whether directly or indirectly through an Affiliate, any assets, whether tangible or intangible or of any type or nature, that are used by or in connection with the businesses and/or operations of the Company.

(h) All of the tangible Personal Property used in the Company’s business is (i) in good operating condition and repair, ordinary wear and tear excepted, and (ii) none of such tangible Personal Property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

(i) The Inventory of the Company is in the physical possession of the Company or in transit to or from a customer or supplier of the Company and no Inventory has been pledged as collateral or otherwise is subject to any Lien, or is held on consignment from others. The Inventory reflected in the Financial Statements was, and the Inventory reflected on the Company’s Books and Records has been, determined and valued in accordance with GAAP applied, in the case of the Inventory reflected on the Company’s Books and Records, on a basis consistent with the Financial Statements. Except as reflected in the reserve for obsolete Inventory in the Financial Statements or the Company books of account, the Inventory is of a quality presently useable and salable in the Ordinary Course of Business.

4.15 Material Liabilities. Except as set forth in Schedule 4.15, the Company does not have any Liabilities of any kind that would be required to be reflected in, reserved against or otherwise described on an audited balance sheet prepared in accordance with GAAP, and that are not so reflected in, reserved against or described on the Financial Statements, other than (a) those which have been incurred in the Ordinary Course of Business since the date of the Interim Balance Sheet or otherwise in accordance with the terms and conditions of this

Agreement and Plan of Merger	Page 33 of 74

Agreement, (b) those which have been incurred in connection with the transactions contemplated in this Agreement, (c) those which have been incurred in connection with (i) non-delinquent executory Contracts with customers and leases; and (ii) trade payables and other items reflected in the determination of Net Working Capital, and (d) those under Employee Benefit Plans, (e) those otherwise disclosed in this Agreement or in the Disclosure Schedules and (f) those which are not, individually or in the aggregate, material to the Company.

4.16 Changes. Except as set forth in Schedule 4.16, since the Balance Sheet Date, there have been no events or circumstances of any kind that have had or could reasonably be expected to result in a Company Material Adverse Effect. Without limiting the generality of the foregoing, since the Balance Sheet Date, there has not been or the Company has not:

(a) terminated any Material Contract that if not terminated would have been listed in Schedule 4.11;

(b) suffered any material damage, destruction or loss to any of its properties or assets (whether or not covered by insurance);

(c) satisfied or discharged any Lien relating to, or paid or incurred any obligation or Liability in excess of Fifty Thousand Dollars ($50,000.00);

(d) mortgaged, pledged, transferred a security interest in, or subjected to any Lien, any of its properties or assets;

(e) purchased, sold, leased, exchanged or otherwise disposed of or acquired any property or assets for which the aggregate consideration paid or payable is in excess of Fifty Thousand Dollars ($50,000.00) in any individual or series of related transactions, except inventory in the Ordinary Course of Business;

(f) made (i) any filings, applications or registrations with any Governmental Authority relating to COVID-19 or (ii) any other filings, applications or registrations with any Governmental Authority other than routine filings and registrations made in the Ordinary Course of Business;

(g) changed its accounting practices or policies;

(h) (i) made, changed, or rescinded any Tax election other than elections made in the Ordinary Course of Business, (ii) adopted or changed any Tax accounting method other than adopted accounting methods in the Ordinary Course of Business, (iii) settled or compromised any Tax claim or assessment, (iv) entered into any closing agreement in respect of Taxes, (v) filed any amended Tax Return, (vi) consented to the waiver or extension of the limitations period for any Tax claim or assessment, or (vii) taken any action, failed to take any action, or entered into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Merger Sub in respect of any post-Closing Tax period;

(i) canceled or forgave without fair consideration any Indebtedness or claims;

(j) issued any Equity Interests in the Company;

Agreement and Plan of Merger	Page 34 of 74

(k) granted options, warrants, calls or other rights to purchase or otherwise acquire Equity Interests of the Company;

(l) declared, set aside, made or paid any dividend or other distribution in respect of the Equity Interests of the Company;

(m) commenced or settled any Legal Proceeding by the Company, or been given notice of the commencement or settlement of any Legal Proceeding against the Company or relating to any of its businesses, properties or assets;

(n) incurred, assumed or guaranteed any Indebtedness or amendment of the terms of any outstanding Indebtedness, except for obligations to reimburse employees for travel and business expenses incurred in the Ordinary Course of Business;

(o) changed the Company’s ordinary course cash management practices, policies and procedures with respect to the collection of Receivables, establishment of reserves for uncollectible accounts, accrual of Receivables, Inventory control, prepayment of expenses, payment of payables and other current Liabilities, accrual of other expenses, deferral of revenue and acceptance of customer deposits;

(p) hired or terminated any Key Employee of the Company with an annual salary in excess of $180,000, promoted, demoted or made any other change to the employment status or title of any Key Employee, officer, or manager of the Company or had any Key Employee, officer, or manager of the Company resign or be removed;

(q) required or permitted any employee or contractor of the Company to work remotely as a result of or in connection with COVID-19 (scheduling the name of the employee(s) and contractor(s), job title (for employees), services rendered (for contractors), and the dates of such remote work);

(r) received notice that any employee or contractor of the Company tested positive for COVID-19 (scheduling only the total amount of employees and contractors for which Company has received such notice, and not providing any individual names);

(s) closed (whether temporarily or otherwise) or limited access to any office or facility of the Company as a result of or in connection with COVID-19;

(t) granted Families First Coronavirus Response Act leave to any employee or granted an accommodation to any employee as a result of or in connection with COVID-19 (without identifying the specific reason that the individual is on leave or being provided an accommodation), scheduling the name of the individual on leave and the expected return date, and each individual with an accommodation, the type of accommodation, and its expected duration;

(u) took any other actions outside the Ordinary Course of Business as a result of or in connection with COVID-19;

Agreement and Plan of Merger	Page 35 of 74

(v) other than in the Ordinary Course of Business, (i) granted any bonus (whether monetary or otherwise) or (ii) increased or made any other change to the salary, employment status, title or other compensation (including equity based compensation) payable or to become payable by the Company to any of its Key Employees, officers, managers, employees or consultants;

(w) entered into, modified or terminated any Employee Benefit Plan, except to the extent required by Law;

(x) effected any recapitalization, reclassification, unit split or like change in the capitalization of the Company;

(y) merged or consolidated with, or agreed to merge or consolidate with, or purchased or agreed to purchase all or substantially all of the assets of, or otherwise acquired or agreed to acquire, any business, business organization or division of any other Person;

(z) adopted any plan of reorganization, liquidation or dissolution or filed a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consented to the filing of any bankruptcy petition against it under any similar Law; or

(aa) amended any of its Organizational Documents.

4.17 Employee Matters.

(a) Schedule 4.17(a) sets forth a true, complete and accurate list (and has updated such list as of the Effective Date) of all Persons who are employees, consultants or independent contractors of the Company (including any employee on leave of absence), and for each such Person, identifies, as applicable: (i) name or employee identification number; (ii) title or position; (iii) full-time or part-time basis; (iv); hire date; (v) current base compensation rate; (vi) commission, bonus, or other incentive-based compensation, if any; (vii) designation as either exempt or non-exempt from the overtime requirements of the Fair Labor Standards Act and applicable state Laws; and (viii) professional licenses issued by any state or local Governmental Authority in connection with position(s) held with Company.

(b) Schedule 4.17(b) lists any employment, consulting or professional services contract between the Company and any current employee, consultant, independent contractor, or other Person providing services to the Company (excluding offer letters on the Company’s standard form in the Ordinary Course of Business to its employees), and any Change of Control Payments. True and correct copies of all such contracts have been made available to Merger Sub.

(c) To the Knowledge of the Company, none of the Company’s employees are obligated under any Contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any Order of any court or administrative agency, that would materially interfere with such employee’s ability to promote the interest of the Company or that would conflict with the Company’s business. Neither the execution or delivery of the Transaction Agreements, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as now conducted and as presently proposed to be conducted, will, to the Knowledge of the Company, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any Contract, covenant or instrument under which any such employee is now obligated.

Agreement and Plan of Merger	Page 36 of 74

(d) The Company is not delinquent in payments to any of its employees, consultants, or independent contractors for any wages, salaries, commissions, bonuses, or other direct compensation or remuneration for any services performed for the Company prior to the Effective Date, or amounts required to be reimbursed to such employees, consultants or independent contractors. The Company has withheld and paid to the appropriate Governmental Authority, or is holding for payment not yet due to such Governmental Authority, all amounts required to be withheld from amounts paid or owing to employees of the Company and is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing.

(e) To the Company’s Knowledge, no employee intends to terminate employment with the Company or is otherwise likely to become unavailable to continue as an employee. The Company does not have a present intention to terminate the employment of any Key Employee. The employment of each employee of the Company is terminable at the will of the Company, except as otherwise set forth in Schedule 4.11(g). Except as expressly required elsewhere in this Agreement or as set forth in Schedule 4.17(e) or as required by Law, upon termination of the employment of any employees of the Company, no severance or other payments will become due. Except as set forth in Schedule 4.17(e), the Company has no policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.

(f) Except for the Employment Agreement to be delivered at Closing, the Company has not made any representations to any officer, employee, director or consultant of the Company regarding equity incentives to any such officer, employee, director or consultant of the Company.

(g) Schedule 4.17(g) sets forth a list of each former employee whose employment was terminated by the Company and has entered into an agreement with the Company providing for the full release of any claims against the Company or any related party arising out of such employment.

(h) To the Company’s Knowledge, none of the Key Employees, managers, or officers of the Company has been (i) subject to voluntary or involuntary petition under the federal bankruptcy Laws or any state insolvency Law or the appointment of a receiver, fiscal agent or similar officer by a court for his or her business or property within the last five (5) years; (ii) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding within the last five (5) years (excluding traffic violations, misdemeanors and other minor offenses); (iii) subject to any Order (not subsequently reversed, suspended, or vacated) of any court of competent jurisdiction permanently or temporarily enjoining him or her from engaging, or otherwise imposing limits or conditions on his or her engagement in the business of the Company; or (iv) found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities, commodities, or unfair trade practices Law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

Agreement and Plan of Merger	Page 37 of 74

(i) The Company is and has been in compliance in all material respects with all applicable Laws pertaining to employment, employment practices, terms and conditions of employment, labor relations, collective bargaining, worker classification, Tax withholding, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, meal and rest periods, immigration, employee safety and health, classification of employees as exempt or non-exempt from minimum wage and overtime compensation, payment of wages (including overtime compensation), compensation, hours of work, child labor, sick, vacation and other paid time off, leaves of absence, uniformed services employment and reemployment, workers’ compensation insurance, and unemployment insurance, and in each case, with respect to employees: (i) is not liable for any arrears of wages (including overtime compensation), severance pay or any taxes or any penalty for failure to comply with any of the foregoing, and (ii) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business and consistent with past practice).

(j) The Company is not a party to or bound by, nor has it ever been a party to or been bound by, any union agreement or collective bargaining agreement or work rules or practices agreed to with any labor organization, trade union, works council, employee association or similar grouping of employee representation (“Union”) representing any employee of the Company, and, to the Company’s Knowledge, there are no Unions purporting to represent or attempting to represent any employee of the Company. There are no representation hearings, grievances, arbitrations, unfair labor practice charges, or other labor disputes pending before the National Labor Relations Board or any similar Governmental Authority or, to the Knowledge of the Company, threatened against the Company. There have been no lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employee of the Company during the last three (3) years.

(k) Except as set forth on Schedule 4.17(k), within the past five (5) years, there have been no Legal Proceedings filed, pending, threatened or reasonably anticipated against the Company or any of its employees relating to any current or former employee, consultant, or independent contractor of the Company, any applicant for employment with the Company, or relating to any employment agreement, consulting agreement, or independent contractor agreement between the Company and any current or former employee, consultant, or independent contractor of the Company. There are no internal complaints or reports by any current or former employee, consultant, or independent contractor of the Company pursuant to the anti-harassment policy of the Company that are pending or under investigation. There are no internal complaints or reports by any current or former employee of the Company alleging failure to pay minimum wage or overtime compensation, or misclassification of the current or former employee as exempt from minimum wage and overtime compensation requirements under applicable Law, that are currently pending or under investigation. The Company is not a party to a conciliation agreement, consent decree, settlement agreement, or other agreement or Order with any federal, state, or local agency or Governmental Authority with respect to employment practices. The Company has not received written notice during the past three (3) years of the intent of any Governmental Authority responsible for the enforcement of labor, employment, occupational health and safety, insurance, immigration, or workers’ compensation Laws to conduct an investigation or audit of the Company and, to the Company’s Knowledge, no such investigation or audit is in progress.

Agreement and Plan of Merger	Page 38 of 74

(l) Within the past five (5) years, no Legal Proceeding has been filed or commenced against the Company or, to the Company’s Knowledge, any employees thereof, that: (i) alleges any failure to comply with federal immigration Laws; or (ii) seeks removal, exclusion or other restrictions on (A) such employee’s ability to reside and/or accept employment lawfully in the United States and/or (B) the continued ability of the Company to sponsor employees for immigration benefits. The Company maintains such internal systems and procedures as it deems adequate to provide reasonable assurance that all employee hiring is conducted in compliance with all applicable Laws relating to immigration and work authorization. No audit, investigation, or other Legal Proceeding has been commenced against the Company at any time with respect to its compliance with applicable Laws relating to immigration and work authorization in connection with its hiring practices. All employees of the Company are authorized to work in the United States. The Company maintains current files containing proof of eligibility to work in the United States for all current and former employees of the Company to the extent required by applicable Law.

(m) The Company has not taken any action which would constitute a “plant closing” or “mass layoff” within the meaning of the Worker Adjustment and Retraining Notification Act of 1988, as amended, or similar state or local applicable Law (the “WARN Act”), issued any notification of a plant closing or mass layoff required by the WARN Act, or incurred any Liability or obligation under the WARN Act that remains unsatisfied. The Company has not terminated the employment of any employees of the Company prior to the Closing that would trigger any notice or other obligations under the WARN Act.

(n) The Company does not have any Liability with respect to any misclassification of: (i) any Person as an independent contractor rather than as an employee, (ii) any temporary employee or employee leased from another employer, or (iii) any employee currently or formerly classified as exempt from minimum wage and overtime compensation requirements of the Fair Labor Standards Act and similar applicable state Law. The Company is not currently, and has not been in the past three (3) years, a party to any Contracts with any professional employer organization or temporary staffing agency pursuant to which such organization or agency co-employed or jointly employed employees of the Company.

(o) Except as set forth on Schedule 4.17(o), each employee of the Company has entered into a non-disclosure agreement with the Company in substantially the form provided by Representative to Merger Sub.

4.18 Employee Benefit Plans.

(a) Schedule 4.18(a) sets forth all Employee Benefit Plans in place or effective as of the Effective Date. No Employee Benefit Plan is, and neither the Company nor any of its ERISA Affiliates sponsors, maintains, contributes to, has any obligation to contribute to, or has, sponsored, maintained, contributed to or had any obligation to contribute to a (i) “pension plan” under Section 3(2) of ERISA that is subject to Title IV of ERISA, (ii) a Multiemployer Plan, (iii) a “multiple employer plan” within the meaning of ERISA or an employee benefit plan subject to Section 413(c) of the Code or (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.

Agreement and Plan of Merger	Page 39 of 74

(b) With respect to each Employee Benefit Plan, the Company has made available to Trulieve true, correct, and complete copies of (i) each Employee Benefit Plan (or, if not written, a written summary of its material terms), including without limitation all plan documents, trust agreements, insurance Contracts or other funding vehicles and all amendments thereto, (ii) all summaries and summary plan descriptions, including any summary of material modifications, (iii) all material agreements or Contracts with any service provider with respect to any Employee Benefit Plan, and (iv) all filings made with any Governmental Authority within the last three years, including but not limited to any filings under the Employee Plans Compliance Resolution System. Each Employee Benefit Plan has been established and administered in accordance with its terms and is in compliance (both in form and operation) in all material respects with all applicable Laws, including ERISA and the Code. All contributions to, and premium payments to and other payment from, each Employee Benefit Plan that are required to be made in accordance with the terms and conditions of such Employee Benefit Plan and applicable Laws, as of the date of this Agreement, have been timely made or, if required but not yet due, have been properly reflected on the most recent consolidated balance sheet filed or incorporated by reference in the Financial Statements prior to the date of this Agreement. With respect to each Employee Benefit Plan, all tax, annual reporting and other governmental filings required by ERISA and the Code have been timely filed with the appropriate governmental entity and all material notices and disclosures have been timely provided to participants. With respect to the Employee Benefit Plans, no event has occurred and there exists no condition or set of circumstances in connection with which the Company could be subject to any material Liability (other than for routine benefit liabilities or except as set forth on Schedule 4.18(b), as reflected in the most recent consolidated balance sheet filed prior to the date of this Agreement) under the terms of, or with respect to, such Employee Benefit Plans, ERISA, the Code or any other applicable Law. There are no pending audits or investigations by any governmental entity involving any Employee Benefit Plan, and no threatened or pending claims (except for individual claims for benefits payable in the normal operation of the Employee Benefit Plans), suits or proceedings involving any Employee Benefit Plan, any fiduciary thereof or service provider thereto. As of the Effective Date, the Company has not and have never established, maintained, contributed to or participated in any employee pension benefit plan as defined in ERISA Section 3(2).

(c) No fact or event has occurred that could cause the Employee Benefit Plan to be disqualified or that could cause the loss of exempt status of any trust account under the Employee Benefit Plan. Each Employee Benefit Plan can be amended, terminated or otherwise discontinued in accordance with its terms, without Liability (other than Liability for ordinary administrative expenses typically incurred in a termination event or pursuant to individual agreements that are disclosed on Schedule 4.18(a)). Neither the Company nor any other person or entity has any express or implied commitment, whether legally enforceable or not, to modify, change or terminate any Employee Benefit Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

Agreement and Plan of Merger	Page 40 of 74

(d) Except for the Employment Agreement to be delivered at Closing and any Change of Control Payments and only to the extent provided therein, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, either alone or in combination with any other event, will (i) entitle any current or former employee, consultant or director or any group of such employees, consultants or directors to any payment of compensation or severance or any other payment; (ii) increase the amount of compensation or benefits due to any such employee, consultant or director; (iii) accelerate the vesting, funding or time of payment of any compensation, equity award or other benefit; (iv) increase the amount payable under or result in any other material obligation pursuant to any Employee Benefit Plan, or (v) require a “gross-up” or other payment to any “disqualified individual” (as such term is defined in Section 280G(c) of the Code). No amount that could be received (whether in cash, property, the vesting of property or otherwise) as a result of or in connection with the consummation of the transactions contemplated by this Agreement (either alone or in combination with any other event) or by any of the Transaction Agreements, by any employee, officer, director or other service provider of the Company who is a “disqualified individual” (as such term is defined in Section 280G(c) of the Code) could reasonably be expected to be characterized as an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code).

(e) No Employee Benefit Plan provides any of the following retiree or post-employment benefits to any Person: medical, disability or life insurance benefits, except for coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) or similar Law.

(f) Each Employee Benefit Plan that is a “nonqualified deferred compensation plan” (within the meaning of Section 409A(d)(1) of the Code), if any, has been maintained and operated in documentary and operational material compliance with Section 409A of the Code and all applicable regulatory guidance (including notices, rulings and proposed and final regulations) thereunder.

(g) The Company and its ERISA Affiliates are in compliance with the applicable requirements of the Patient Protection and Affordable Care Act of 2010, as amended (the “ACA”), including all requirements related to eligibility waiting periods The Company and its ERISA Affiliates are not “applicable large employers” as that term is defined in the ACA and are not subject to Code Section 4980H requirements to offer or provide minimum essential coverage that is compliant with Section 36B(c)(2)(C) of the Code and the regulations issued thereunder to full-time equivalent employees as defined in Section 4980H(c)(4) of the Code and the regulations issued thereunder. No material excise tax or penalty under Code Sections 4980D and 4980H of the Code, is outstanding, has accrued, has arisen or could reasonably be expected to arise with respect to any period prior to the Closing, with respect to the Company, any of their ERISA Affiliates or any Employee Benefit Plan. Neither the Company nor its ERISA Affiliates has any unsatisfied obligations to any employees or dependents pursuant to the ACA or any state applicable Law governing health care coverage or benefits that could result in any liability to the Company or its ERISA Affiliates. Company and its ERISA Affiliates have maintained all records necessary to demonstrate compliance with the ACA and other similar state or local Law.

(h) Each individual who is classified by the Company or any ERISA Affiliate as an independent contractor has been properly classified for purposes of participation and benefit accrual under each Employee Benefit Plan.

Agreement and Plan of Merger	Page 41 of 74

4.19 Tax Returns and Payments.

(a) There are no Taxes due and payable by the Company which have not been timely paid (whether or not shown on any Tax Return). Except as set forth on Schedule 4.19(a), there is not a material amount of accrued and unpaid Taxes of the Company which are due as of the Closing Date, whether or not assessed or disputed. The Company has duly and timely filed all Tax Returns required to have been filed by it and all such Tax Returns are true, complete, and correct in all material respects. There are in effect no waivers of applicable statutes of limitations with respect to Taxes for any year.

(b) All Taxes that the Company has been required to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, member or other third party have been duly withheld or collected, and have been paid over to the proper authorities in accordance with applicable procedures. All Taxes that the Company has been required to withhold, collect or pay in connection with the distributive shares of or allocations to any member have been duly withheld, collected and paid, as required.

(c) There are no Liens for Taxes on any assets of the Company other than Permitted Liens.

(d) Neither the Company nor any Seller has received any notice or received any other communication from any Governmental Authority that any Tax deficiency or delinquency has been asserted against Company or that it is subject to Tax in any jurisdiction in which it does not currently file. There is no unpaid assessment, proposal for additional Taxes, deficiency or delinquency in the payment of any of the Taxes of Company that has been asserted by any Governmental Authority through the Closing Date. No audit or other examination of any Tax Return of the Company with respect to which the Company has received notice from the applicable Governmental Authority is presently in progress and the Company has not received written notice or any other written communication from any Governmental Authority that a Governmental Authority audit of the Company is pending or that such audit is threatened through the Closing Date. No adjustment relating to any Tax Return filed by the Company has been proposed in writing by any Governmental Authority nor does the Company have Knowledge of any proposed adjustment. The Company has not executed any currently effective waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(e) The Company has never been a member of an affiliated or combined group filing a combined or unitary Tax Return for federal, state, local or foreign Tax purposes other than a group of which the Company is or was the parent.

(f) The Company is not now, and at no time in the past has been, a party to or bound by a Tax-sharing, allocation or indemnification agreement or any similar arrangement with continuing effect.

Agreement and Plan of Merger	Page 42 of 74

(g) The Company has not participated in, been a party to, or a promoter of, a transaction that constitutes a “listed transaction” or a “reportable transaction” within the meaning of Section 6707A(c) of the Code or Treasury Regulation Section 1.6011-4(b) as of the Closing Date.

(h) The Company has not within the last 3 years distributed equity of another entity, or has had its equity distributed by another entity.

(i) The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of applicable Law with respect to state, local or foreign income Tax) executed on or prior to the Closing Date, (iii) installment sale or open transaction disposition made on or prior to the Closing Date, (iv) prepaid amount received on or prior to the Closing Date, or (v) utilization of a method of accounting other than the accrual method.

(j) The Company is not subject to Tax in any country other than its country of formation by virtue of having a permanent establishment or other place of business in such other country.

(k) The Company was, and had been at all times since its formation, classified as a partnership for all federal, state, and local income Tax purposes.

(l) The Company has not deferred any Taxes or other amounts pursuant to the CARES Act or any other Law related to COVID-19.

(m) The Company has not elected to apply the Partnership Audit Provisions for any taxable year beginning prior to January 1, 2018.

4.20 Insurance. The Company maintains insurance policies of a type and in an amount necessary to conduct its business on the Effective Date. Schedule 4.20 sets forth a true and complete list of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors’ and officers’ liability, fiduciary liability and other casualty and property insurance maintained by the Company and relating to the assets, business, operations, employees, officers and directors of the Company (collectively, the “Insurance Policies”) and true and complete copies of such Insurance Policies have been made available to Merger Sub. All such policies and bonds are in full force and effect and shall remain in full force and effect immediately following the consummation of the transactions contemplated by this Agreement, and all premiums due and payable thereon have been paid in full as and when due. No Seller nor any of their Affiliates (including the Company) has received any notice of cancellation of, premium increase with respect to, or alteration of coverage under any such Insurance Policies. To the Company’s Knowledge, all such Insurance Policies (a) are valid and binding in accordance with their terms; (b) are provided by carriers who are financially solvent; and (c) have not been subject to any lapse in coverage. There are no pending claims under such Insurance Policies or fidelity bonds and no claims under such Insurance Policies or fidelity bonds as to which the insurers of such policies or issuers of such fidelity bonds have denied, questioned, or disputed coverage.

Agreement and Plan of Merger	Page 43 of 74

4.21 Licenses, Accreditations and Authorizations.

(a) The Company is in material compliance and good standing with, all franchises, bonds, permits, licenses, certificates, accreditations, approvals, registrations, variances and authorizations (collectively, the “Licenses”) necessary or advisable for the conduct of the Company’s business as currently conducted. All such Licenses, along with their respective identifying numbers, if any, and dates of issuance and expiration are listed in Schedule 4.21 and are valid and in full force and effect, and the Company is not delinquent in the payment of any fees or Taxes associated therewith. The Company has provided Trulieve true, correct and complete copies of the Licenses and correspondence received from any Governmental Authority relating to such Licenses.

(b) The Company has not received any notice of violation or a request for any corrective action in respect to any Licenses, including but not limited to any citations for illegal activity or criminal conduct (whether by the Company or any Seller), and no investigation or proceeding is pending or, to the Company’s Knowledge, threatened, that would reasonably be expected to result in the suspension, revocation, non-renewal or limitation or restriction of any such License. Except as listed in Schedule 4.21, during the period beginning on the date the Company was first issued a License and ending on the Effective Date, the Company (i) has not received any statement of deficiency or other notice from any Governmental Authority regarding non-compliance with Law and (ii) has not issued, or is otherwise a party to, any plans of correction. To the Company’s Knowledge, there are no disciplinary actions pending against the Company with any Governmental Authority.

4.22 Environmental and Safety Laws. Except as set forth on Schedule 4.22, (a) the Company is and has been in compliance with all Environmental Laws; (b) the Company is not the subject of any written Order, complaint, notice of violation, or citation or other communication alleging a violation of or failure to comply with any Environmental Law, nor has the Company received any written notification that it is subject to any Liability under or pursuant to any Environmental Law, which in each case has not been fully resolved as of the Effective Date; (c) there are no pending or, to the Company’s Knowledge, threatened claims or Liens resulting from any Liability arising under or pursuant to any Environmental Law with respect to any Real Property Leases or any real property currently or previously owned or leased by the Company; (d) the Company has not treated, stored, recycled or disposed of any Hazardous Substances on any property that is the subject of a Real Property Lease or any real property currently or formerly owned or leased by the Company in such a manner as may be reasonably expected to result in a Company Material Adverse Effect; (e) the Company has not released and, to the Knowledge of the Company, there has been no release by any Person of any Hazardous Substance at, on or under any property that is the subject of a Real Property Lease or any real property currently or formerly owned or leased by the Company in such a manner as may be reasonably expected to result in a Company Material Adverse Effect; (f) to the Company’s Knowledge no Hazardous Substances generated by the Company have been disposed of at any site that has been included in any published U.S. federal, state or local “superfund” site list or any other similar list of hazardous or toxic waste sites published by any Governmental Authority; (g) the Company has not entered into any written agreement to assume material environmental Liabilities of any other Person regarding any Environmental Law or remedial action requirement; and (h) to the Knowledge of the Company, there are no underground storage tanks or landfills,

Agreement and Plan of Merger	Page 44 of 74

surface impoundments or disposal areas located on, no polychlorinated biphenyls (“PCBs”) or PCBs-containing equipment used or stored on, and no hazardous waste as defined by the Resource Conservation and Recovery Act, as amended, stored on, any site owned or operated by the Company, except for the storage of hazardous waste in compliance with Environmental Laws. The Company has made available to Trulieve true and complete copies of all material environmental records, analyses, tests, reports, notifications, certificates of need, permits, pending permit applications, correspondence, engineering studies and environmental studies or assessments in the possession of the Company as of the Effective Date. Notwithstanding anything in this Agreement to the contrary, the representations and warranties in this Section 4.22 shall constitute the sole representations and warranties of the Company and the Sellers with respect to environmental matters.

4.23 Brokers and Finders. Neither the Company nor any Seller has any liability or obligation to pay any fees or commissions to any investment banker, broker, finder or agent with respect to the transactions contemplated by this Agreement.

4.24 Compliance with Laws Generally. Except as set forth in Schedule 4.24, the Company is not in violation in any material respect of any applicable Law or restriction of any Governmental Authority, other than in respect of Federal Marijuana Laws, in respect of the conduct of its business as presently conducted or the ownership of its properties or assets.

4.25 Related Party Transactions. Except as disclosed in Schedule 4.25, there is no Contract or Liability relating to the Company between (a) the Company, on the one hand, and (b) any equity holder, option holder, officer, member, manager or Key Employee of the Company or any Affiliate of any Seller (other than the Company), on the other hand. Except as disclosed in Schedule 4.25, none of the Persons referred to in clauses (a) or (b) or any Family Member of the foregoing Persons (i) possesses, directly or indirectly, any financial interest in, controls, is a lender to or borrower from, has the right to participate in any of the profits of, or is a director, officer, manager or employee of any Person which is (A) a client, supplier, customer, distributor, lessor, lessee, landlord, or tenant, of the Company, or (B) a participant in any material transaction to which the Company has been a party, or (ii) has been a party to any Contract with the Company or engaged in any transaction with the Company. Ownership of securities of a company whose securities are registered under the Securities Exchange Act of 1934, as amended, of two percent (2%) or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 4.25.

4.26 Bank Accounts; Powers of Attorney. Schedule 4.26 sets forth:

(a) with respect to any borrowing or investment arrangements, deposit or checking accounts or safety deposit boxes of the Company, the name of the financial institution, the type of account and the account number; and

(b) the name of each Person holding a general or special power of attorney from or with respect to the Company and a description of the terms of each such power.

Agreement and Plan of Merger	Page 45 of 74

4.27 Books and Records. The minute books and membership ledgers of the Company, all of which have been made available to Trulieve, are complete and correct in all material respects and have been maintained in accordance with sound business practices. At the Closing, all of those Books and Records will be in the possession of the Company.

4.28 No Other Representations and Warranties. Except for the representations and warranties contained in Section 3 and this Section 4, none of the Sellers, the Company or any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Company or Sellers, including any representation or warranty as to the future revenue, profitability, or success of the Company’s (or its Affiliates’) business, or any representation or warranty arising from statute or otherwise in Law.

5. Representations and Warranties of Merger Sub and Parent. Except as set forth in the Public Record, Merger Sub and Parent hereby represent and warrant to Sellers that:

5.1 Existence and Qualification. Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the Commonwealth of Pennsylvania, has the requisite power to own, manage, lease and hold its properties and to carry on its business as and where such properties are presently located and such business is presently conducted; and is duly qualified to do business and is in good standing in each of the jurisdictions where the character of its properties or the nature of its business requires it to be so qualified. Parent is a corporation duly incorporated, validly existing and in good standing under the Laws of the Province of British Columbia, and has the requisite power to own, manage, lease and hold its properties and to carry on its business as and where such properties are presently located and such business is presently conducted; and is duly qualified to do business and is in good standing in each of the jurisdictions where the character of its properties or the nature of its business requires it to be so qualified, except where the failure to be so qualified shall not result in a Trulieve Material Adverse Effect.

5.2 Authorization. Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and each other Transaction Agreement to which it is party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Merger Sub of this Agreement and each of the other Transaction Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of Merger Sub, and no other or further action or proceeding on the part of Merger Sub or its equity holders is necessary to authorize the execution and delivery by Merger Sub of this Agreement or any of the other Transaction Agreements to which it is a party and the consummation by Merger Sub of the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Merger Sub and, assuming the due and valid authorization, execution and delivery of this Agreement by the Company, Parent and each Seller, constitutes a valid and binding obligation of Merger Sub, enforceable against it in accordance with its terms and conditions, subject to the Bankruptcy Exception. Parent has full power and authority to enter into execute and deliver this Agreement and each other Transaction Agreement to which it is a Party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including issuance of the Consideration Shares. The Transaction Agreements to which Parent is a party, and the transaction contemplated thereby have been duly authorized by all necessary corporate action of Parent and, when executed and delivered by Parent, will constitute valid and legally binding obligations of Parent, enforceable in accordance with their terms and conditions, subject to the Bankruptcy Exception.

Agreement and Plan of Merger	Page 46 of 74

5.3 Governmental Consents and Filings. Except for approval by the Department under applicable Law regarding the transactions contemplated by the PurePenn Agreement, and except those that are required pursuant to Canadian Securities Laws, and the CSE, each of which are specified in Schedule 5.3, Parent and its Affiliates are not required to give any notice to, make any filing with, or obtain any Consent of any federal, state, local or provincial Governmental Authority in connection with the execution, delivery and performance by such Parent or Merger Sub of this Agreement or any other Transaction Agreement to which Parent or Merger Sub or their respective Affiliates are a party or the consummation of the transactions contemplated hereby and thereby.

5.4 Litigation. There is no Legal Proceeding pending or, to the Parent’s Knowledge, currently threatened before any Governmental Authority seeking to restrain Parent or Merger Sub or prohibit such entity’s entry into this Agreement or prohibit the Closing, or seeking damages against Parent or Merger Sub or their respective properties as a result of the consummation of this Agreement. There is no Legal Proceeding pending or, to Parent’s Knowledge, currently threatened before any Governmental Authority seeking to restrain Parent or prohibit its entry into this Agreement, or prohibit the Closing, or seeking damages against Parent or its properties as a result of the consummation of this Agreement. There is no Legal Proceeding pending or, to the Parent’s Knowledge, currently threatened against the Parent or its Affiliates with respect to its marijuana licenses or permits issued by any Governmental Authority.

5.5 Brokers and Finders. Neither Merger Sub nor Parent has any Liability to pay any fees or commissions to any investment banker, broker, finder or agent with respect to the transactions contemplated by and of the Transactions Agreements, except as set forth on Schedule 5.5.

5.6 Capitalization. The authorized Equity Interests of Parent consist of (i) unlimited Parent Shares, (ii) unlimited Multiple Voting Shares (“Multiple Voting Shares”), and (iii) unlimited Super Voting Shares (“Super Voting Shares”). As of July 31, 2020, (i) (A) 42,038,008 Parent Shares were issued and outstanding, (ii) 32,184.49 Multiple Voting Shares issued and outstanding, and (iii) 678,133 Super Voting shares issued and outstanding. All of the issued and outstanding Equity Interests of Parent (A) are duly authorized, validly issued, fully paid and non-assessable, and (B) are not subject to restrictions on transfer, other than restrictions on transfer imposed by applicable securities Laws or pursuant to the terms of employee or director benefit plans maintained by Parent.

5.7 Parent Shares. The Parent Shares comprising the Consideration Shares and the Parent Shares comprising that portion of the Post-Closing Payments as may be determined from time to time pursuant to Section 2.12 hereof, and any other Parent Shares to be issued to Sellers under this Agreement have been duly authorized, allotted and reserved for issuance and, upon issuance on the terms and conditions specified in this Agreement and such other the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens (other than restrictions on transfer thereof as provided for herein).

Agreement and Plan of Merger	Page 47 of 74

5.8 Sufficient Authorized but Unissued Shares. Parent has, and will continue to have through the Closing, sufficient authorized but unissued Parent Shares for the Parent to meet its obligation to deliver the Consideration Shares under this Agreement.

5.9 No Shareholder Approval. The issuance and delivery by the Parent of the Consideration Shares to the Sellers does not require any vote or other approval or authorization of any holder of any Equity Interest of Parent.

5.10 Parent Documents.

(a) Parent is a reporting issuer or the equivalent in good standing in all of the provinces of Canada and is in compliance in all material respects with its continuous and timely disclosure obligations under Canadian Securities Laws and the rules and regulations of the CSE. Parent has filed with or furnished to the CSE and required regulators under Canadian Securities Law (including following any extensions of time for filing provided by applicable securities Laws) all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed or furnished, as the case may be (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Parent Documents”), and no material change report has been filed on a confidential basis with any required regulator under Canadian Securities Law that remains confidential at the date of this Agreement. Parent is in compliance in all material respects with the continued listing requirements of the CSE.

(b) As of its filing date (or, if amended or supplemented, as of the date of the most recent amendment or supplement), each Parent Document complied as to form in all material respects with the requirements of applicable securities Laws and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Parent maintains systems of internal control over financial reporting to provide reasonable assurance regarding the reliability of Parent’s financial reporting and the preparation of Parent’s financial statements. Parent has disclosed, based on its most recent evaluation of internal controls prior to the date of this Agreement, to Parent’s auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (ii) any Fraud, whether or not material, that involves management or other employees who have a significant role in internal controls.

5.11 No Order. No order having the effect of ceasing or suspending the distribution or trading of the Parent Shares or ceasing or suspending the trading of any other securities of Parent, has been issued or made by any Governmental Authority and no proceedings have been initiated or are pending or, to the knowledge of Parent, are threatened by any Governmental Authority in relation thereto.

Agreement and Plan of Merger	Page 48 of 74

5.12 Financial Statements. The Parent’s audited consolidated financial statements as at and for the year ended December 31, 2019 (including any of the notes thereto) and the unaudited consolidated interim financial statements (including any of the notes thereto) as at and for the six-month period ended June 30, 2020, in each case, as filed with the Canadian securities regulatory authorities, were prepared in accordance with GAAP and present fairly in all material respects, and all financial statements contained or reflected in any Parent securities filing between the date of this Agreement and the Closing date will present fairly in all material respects, the financial position of the Parent at the dates indicated and the results of its operations and its cash flows for the periods specified, subject to normal year-end adjustments and the absence of notes in the case of the interim financial statements.

5.13 Absence of Certain Changes. Since March 31, 2020, through the date of this Agreement, there Parent has not experienced any Material Adverse Effect.

5.14 No Other Representations and Warranties. Except for the representations and warranties contained in this Section 5 (as qualified by the material set forth in the Public Record), none of Parent, Merger Sub, or any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Parent and/or Merger Sub, including any representation or warranty as to the future revenue, profitability, or success of Parent’s (or its Affiliates’) business, or any representation or warranty arising from statute or otherwise in Law.

6. Conditions to Trulieve Obligations at Closing. The obligations of Merger Sub and Parent to be performed at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived in writing by Parent:

6.1 Representations and Warranties. The representations and warranties of the Sellers contained in Section 3 and the Company contained in Section 4 shall be true and correct in all material respects as of such Closing.

6.2 Performance by Sellers, Representative, and the Company. The Company, Representative, and Sellers shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company, Representative and/or Seller on or before such Closing.

6.3 Material Adverse Effect. There shall not have occurred a Company Material Adverse Effect since the Effective Date.

6.4 No Proceedings or Injunctions. There shall be no Order or Legal Proceeding pending or threatened in writing, or injunction sought but not adjudicated or otherwise granted, against any Seller, Representative, the Company, or their respective properties or any of its officers or managers of the Company restraining or prohibiting the Merger or the other transactions contemplated by the terms of this Agreement.

Agreement and Plan of Merger	Page 49 of 74

6.5 Qualifications.

(a) The Government Consents shall be obtained and effective as of the Closing.

(b) All Consents required in connection with the execution and delivery, and the consummation of the transactions contemplated by, the Transaction Agreements shall have been obtained.

(c) Each Seller has voted for, consented to, and has raised no objections against this Agreement, the Merger, and the other transactions contemplated hereby, and has executed and delivered this Agreement to Parent.

6.6 Closing Deliverables of the Company and Sellers. At or before the Closing, the Company, Representative, and/or Sellers, as applicable, shall duly execute (where appropriate) and deliver to Parent the following, which shall be deemed to be executed simultaneously with the Closing:

(a) a validly executed Statement of Merger;

(b) a Restrictive Covenant and General Release Agreement, executed by each Restricted Party;

(c) a Lock-Up Agreement, executed by each Seller or Affiliate receiving Consideration Shares, as the case may be;

(d) an Accredited Investor Questionnaire, executed by each Seller or Seller Affiliate receiving Consideration Shares, as the case may be;

(e) evidence of receipt of all Consents listed on Schedule 6.6 (including Government Consents) necessary to consummate the transactions contemplated hereby, each in form and substance reasonably acceptable to Parent;

(f) a certificate executed by a manager of the Company, dated as of the Closing Date, certifying as to (i) the incumbency of the manager of the Company executing the Transaction Agreements, and (ii) copies of the Company’s Certificate of Organization, including any amendment thereto, certified by the Secretary of State of the Commonwealth of Pennsylvania;

(g) a certificate validly executed by Representative on Sellers’ and the Company’s behalf, to the effect that, as of the Closing, the conditions to the obligations of Merger Sub set forth in Section 6.1; Section 6.2, Section 6.3 and Section 6.4 have been satisfied (unless otherwise waived in accordance with the terms hereof);

(h) an affidavit from the Company described in Treasury Regulations Section 1.1445-11T(d)(2) in form and substance acceptable to Merger Sub, provided that such affidavit shall not be required if each Seller delivers a duly executed Form W-9 to Merger Sub;

Agreement and Plan of Merger	Page 50 of 74

(i) any completed Form W-9 from each Seller delivered pursuant to Section 9.4(l);

(j) payoff letters or other documentary evidence, in each case, in form and substance satisfactory to Trulieve, with respect to the repayment of all Indebtedness;

(k) evidence satisfactory to Trulieve of the release of all Liens, other than Permitted Liens, on any of the Company Interests or any of the assets or properties of the Company;

(l) An Employment Agreement in the form attached hereto as Exhibit G, executed by Raymond Boyer (the “Employment Agreement”);

(m) a Registration Rights Agreement in the form attached hereto as Exhibit I (the “Registration Rights Agreement”), executed by each Seller or Seller Affiliate receiving Consideration Shares, as the case may be;

(n) the Escrow Agreement executed by the Representative and the Escrow Agent,

(o) the Delegation of Authority executed by Raymond Boyer;

(p) from each Seller, wire instructions certified, in writing, as true and correct from such Seller, or if electing payment by check, a written statement to such effect and the delivery address for such payments; and

(q) such other documents and/or instruments as may be reasonably requested by Trulieve, in form and substance reasonably acceptable to Trulieve.

6.7 Closing of the PurePenn Agreement. The transactions contemplated by the PurePenn Agreement shall have been consummated by the parties thereto or shall be consummated simultaneously with Closing.

6.8 Landlord Estoppel. The Company, Representative, and/or Sellers shall have shall have obtained and delivered to Purchaser a landlord estoppel certificate executed by the landlord or sublandlord (as applicable) under the Leases (the “Landlord Estoppels”) (together with a consent of such landlords or sublandlord, as applicable, to the transactions contemplated by this Agreement) in connection with the Leases. The Landlord Estoppel shall confirm the status of the particular Lease, including that the particular Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease is in full force and effect as modified and identifying the modification agreements); whether or not there is any existing or alleged default by either party with respect to which a notice of default has been served, or any facts exist which, with the passing of time or giving of notice, would constitute a default and, if there is any such default or facts, specifying the nature and extent thereof; the amount of base rent, additional rent, and or other payments are being paid and the dates to which same have been paid; and the amount of the any tenant improvement allowance (if any) disbursed under the Lease, any amounts scheduled to be disbursed, and the remaining amount of any tenant improvement allowance that remains available to the tenant under the particular Lease.

Agreement and Plan of Merger	Page 51 of 74

7. Conditions to Sellers’ Obligations at Closing. The obligation of Sellers to be performed at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by Representative:

7.1 Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in Section 5 of this Agreement shall be true and correct in all material respects as of such Closing.

7.2 No Injunctions. There shall be Order or Legal Proceeding threatened, or injunction sought but not adjudicated or otherwise granted, against Merger Sub or Parent, their respective properties or any of their respective officers, directors, managers or subsidiaries restraining or prohibiting the Merger or the other transactions contemplated by the terms of this Agreement.

7.3 Performance. Merger Sub and Parent shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by Merger Sub on or before such Closing.

7.4 Qualifications. All Government Consents shall be obtained and effective as of the Closing.

7.5 Material Adverse Effect. There shall not have occurred a Trulieve Material Adverse Effect since the Effective Date.

7.6 CSE Approval. Parent shall have received conditional approval by the CSE of the listing of the Parent Shares constituting the Closing Consideration on the CSE.

7.7 Closing Deliverables of Parent. At the Closing, Parent or Merger Sub, as applicable, shall duly execute (where appropriate) and deliver to Representative the following, which shall be deemed to be executed simultaneously with the Closing:

(a) the Net Cash Consideration, as provided in Section 2.9;

(b) the Consideration Shares, as provided in Section 2.9, together with all documentation necessary to reflect the issuance of the Consideration Shares to Sellers and other recipients;

(c) a certificate validly executed by an officer of Parent, to the effect that, as of the Closing, the conditions to the obligations of Sellers set forth in Section 7.1, Section 7.2, Section 7.3, Section 7.5, and Section 7.6 have been satisfied (unless otherwise waived in accordance with the terms hereof);

Agreement and Plan of Merger	Page 52 of 74

(d) a certificate executed by the secretary or another officer of Parent, dated as of the Closing Date, certifying as to (i) the incumbency of the officers of Parent executing the Transaction Agreements, and (ii) copies of Parent’s Certificate of Formation (or equivalent) and governing documents, as amended and in effect on the Closing Date;

(e) a certificate executed by the secretary or another officer of Merger Sub, dated as of the Closing Date, certifying as to (i) the incumbency of the officers of Merger Sub executing the Transaction Agreements, and (ii) copies of Merger Sub’s Articles of Incorporation and governing documents, as amended and in effect on the Closing Date;

(f) the Employment Agreement;

(g) the Registration Rights Agreement;

(h) the Escrow Agreement, executed by the Escrow Agent and Parent; and

(i) the Delegation of Authority, executed by the board of managers of the Surviving Company.

7.8 Closing of the PurePenn Agreement. The transactions contemplated by the PurePenn Agreement shall have been consummated by the parties thereto or shall be consummated simultaneously with Closing.

8. Pre-Closing Covenants and Other Agreements.

8.1 Government Consents.

(a) From and after the Effective Date of this Agreement, the Company and Sellers shall promptly and diligently prepare, file (after review and approval thereof by Parent) and pursue any and all applications, registrations, qualifications, designations, declarations or other filings which, in the opinion of Merger Sub, are required for Merger Sub and/or the Company to receive all necessary or advisable Licenses, Consents, or Orders of, or to otherwise comply with the Laws of any Governmental Authority which are set forth on Schedule 8.1 (collectively, “Government Consents”) with respect to the transactions contemplated by this Agreement, including, but without limitation, the Merger, and consequently, Parent’s indirect ownership of the Licenses.

(b) From and after the Effective Date of this Agreement, the Parent and Merger Sub shall promptly and diligently prepare, file (after review and approval thereof by Sellers) and pursue any and all applications, registrations, qualifications, designations, declarations or other filings which, in the opinion of Representative, are required for Merger Sub and/or the Company to receive all necessary or advisable Government Consents with respect to the transactions contemplated by this Agreement, including, but without limitation, the Merger, and consequently, Parent’s indirect ownership of the Licenses.

(c) Each party shall cooperate fully with the other party and its Affiliates in promptly seeking to obtain all such Government Consents. The parties hereto shall not willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any Government Consents.

Agreement and Plan of Merger	Page 53 of 74

8.2 Negative Covenants of the Company. Notwithstanding anything else in this Agreement to the contrary, between the Effective Date and the Closing Date (the “Pre-Closing Period”), the Company shall not (and Sellers shall not permit or cause the Company to) do any of the following acts without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) enter into any debt financing or other loan transaction, whether as a debtor, creditor, guarantor or otherwise, other than in the Ordinary Course of Business;

(b) take any action that would result in the imposition of a Lien on any of the Company’s assets;

(c) propose, authorize, enter into, ratify, amend or modify, any agreement, understanding, instrument, Contract or proposed transaction, or any group or related agreements, understandings, instruments, Contracts or proposed transactions, (i) with respect to any service provider or (ii) that involve (individually or in the aggregate, contingent or otherwise) obligations of, or payments to, the Company (x) in excess of Twenty-Five Thousand Dollars ($25,000.00) annually or Fifty Thousand Dollars ($50,000.00) over the lifetime of such agreement, understanding, instrument, Contract or proposed transaction, or (y) are outside the Ordinary Course of Business;

(d) issue any Equity Interests in the Company (or any options, warrants or other securities, including securities exercisable, exchangeable or convertible into Equity Interests);

(e) enter into any Cannabis Service Provider Contract, other than in the Ordinary Course of Business;

(f) alter or change the rights, preferences or privileges of the Company’s Equity Interests;

(g) redeem or repurchase any Equity Interests;

(h) amend the Company’s Organizational Documents;

(i) take any action that would restrict, inhibit, or adversely affect the ability of the Company to (i) conduct its business substantially as presently conducted, (ii) perform its duties and obligations under this Agreement, or (iii) truthfully make any of the representations and warranties set forth in Section 4 as of the Closing;

(j) approve or cause the Company to engage in any consolidation, exchange or merger of the Company with or into any other corporation or other entity or Person, or any other corporate reorganization (in each case, whether in one transaction or a series of transactions),

(k) sell, lease or otherwise dispose of any of the material assets of the Company, other than Inventory in the Ordinary Course of Business;

Agreement and Plan of Merger	Page 54 of 74

(l) make or agree to make any capital expenditures in excess of Twenty-Five Thousand Dollars ($25,000);

(m) incur any Liabilities that exceed Fifty Thousand Dollars ($50,000.00) in the aggregate, other than in the Ordinary Course of Business, provided such Liabilities incurred in the Ordinary Course of Business do not exceed One Hundred Thousand Dollars ($100,000.00);

(n) approve, file, consent to or acquiesce in the filing of any bankruptcy or bankruptcy action by the Company, or any assignment for the benefit of the Company’s creditors;

(o) authorize or enter into any agreement, transaction or other arrangement between the Company, on one hand, and any member, manager, officer, or Affiliate of the Company, or any Family Member or Affiliate of any of the foregoing Persons, on the other hand;

(p) enter into, approve or amend any employment or consulting agreements, other than in the Ordinary Course of Business;

(q) make any material change to its accounting methods, principals, or practices, except as required by GAAP;

(r) change the Company’s ordinary course of cash management practices with respect to the collection of Receivables and payment of payables and other current Liabilities;

(s) except for normal and customary benefits in the Ordinary Course of Business, adopt any Employee Benefit Plan;

(t) except for normal and customary wages and salaries in the Ordinary Course of Business, pay or approve any compensation, bonus or reimbursements payable to any member, manager, Affiliates, officers or employees of the Company;

(u) make or change any Tax election, adopt or change any Tax accounting method other than an accounting method adopted in the Ordinary Course of Business, enter into any closing agreement in respect of Taxes, settle any Tax claim or assessment, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment, or amend any Tax Return;

(v) take any action that would restrict, inhibit or adversely affect the Company’s ability to maintain in good standing any surety bond, irrevocable letter of credit payable, or cash set aside on behalf of Company in connection with the Licenses as required by and pursuant to Law;

(w) approve or permit any Seller to sell or otherwise transfer, directly or indirectly, any of its Equity Interests in the Company, or recognize any such sale or transfer as valid, or recognize any transferee in such sale or transfer as a member of the Company;

(x) dissolve;

Agreement and Plan of Merger	Page 55 of 74

(y) form any subsidiary or joint venture of the Company; or

(z) request the approval of any Governmental Authority for any amendments or modifications to its current Licenses, except as may be required pursuant to the MMA or this Agreement.

8.3 Affirmative Obligations of the Company. Except as required by the terms of this Agreement or as approved by the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), at all times during the Pre-Closing Period, the Company will and Sellers will cause the Company to:

(a) conduct its business only in the Ordinary Course of Business;

(b) use commercially reasonable efforts to maintain and preserve its business organization, keep available the services of its current officers, employees, managers, contractors, agents and advisors, and preserve its business relationships, rights and goodwill with customers, strategic partners, suppliers, vendors, distributors, landlords, and creditors;

(c) to the extent reasonably requested by Merger Sub, make its executives, managers and employees available in accordance with Section 8.4 of this Agreement;

(d) preserve and maintain all of its Licenses;

(e) pay its Taxes when due;

(f) maintain the properties and assets (including Inventory, other than the Inventory sold to customers in the Ordinary Course of Business) owned, operated or used by the Company in the same condition as they were as of the Effective Date, subject to normal wear and tear;

(g) continue in full force and effect without modification all Insurance Policies of the Company as of the Effective Date;

(h) perform all of its obligations under all Material Contracts;

(i) maintain its Books and Records in accordance with past practice;

(j) comply in all material respects with all applicable Laws; and

(k) not take or permit any action that would cause any of the changes, events, or conditions described in Section 4.16 to occur.

8.4 Due Diligence Assistance. During the Pre-Closing Period, the Company and Representative agree to, as promptly as practicable, provide Trulieve and its advisors (i) all such documentation and information and answer all questions that Trulieve or its advisors may reasonably request regarding the Company (including, without limitation, regarding its Licenses); and (ii) upon reasonable advance notice from Trulieve, subject to any limitations on non-employee access to the Company’s premises set pursuant to applicable Law, afford Trulieve

Agreement and Plan of Merger	Page 56 of 74

and its managers, officers, employees, agents and consultants reasonable access during normal business hours to all of its properties, Books and Records, and Contracts as Trulieve may reasonably request. Without limiting the generality of the foregoing, the Company and Representative shall promptly and diligently provide Trulieve with documents, information and answers to questions regarding the suitability of any real estate upon which the Company conducts or proposes to conduct its business, including, without limitation, the conformance and compliance of such real estate with all applicable state and local Laws, rules, ordinances, codes and regulations.

8.5 No Other Negotiations. During the Pre-Closing Period, no Party, directly or indirectly, shall pursue, solicit, entertain or otherwise consider or encourage (including by way of furnishing information) any offers, inquiries or negotiations with third parties to enter into any transaction which concerns the subject matter of this Agreement, including without limitation, the purchase and sale of any License, the assets of the Company (except in the Ordinary Course of Business), or the purchase and sale of any ownership interest in the Company (it being understood that Merger Sub and its Affiliates shall not be restricted from engaging in any of these activities).

8.6 Notice of Certain Events.

(a) During the Pre-Closing Period, the Company shall promptly notify Trulieve in writing after, to Knowledge of the Company, the occurrence of any of the following:

(i) any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (B) has resulted in, or could reasonably be expected to result in, or could reasonably be expected to result in, any representation or warranty made by a Seller hereunder not being true and correct, or (C) has resulted in the failure of any of the conditions set forth in Section 6 to be satisfied;

(ii) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(iii) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

(iv) any Legal Proceedings commenced or, to the Company’s Knowledge, threatened against, relating to or involving or otherwise affecting any Seller or the Company that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.4 or Section 4.6 or that relates to the consummation of the transactions contemplated by this Agreement.

(b) During the Pre-Closing Period, Trulieve shall promptly notify Representative in writing after Trulieve obtains knowledge of:

(i) any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Trulieve Material Adverse Effect, (B) has resulted in, or could reasonably be expected to result in, any representation or warranty made by Merger Sub or Parent hereunder not being true and correct or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 7 to be satisfied;

Agreement and Plan of Merger	Page 57 of 74

(ii) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(iii) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;

(iv) any Legal Proceedings commenced or, to the Knowledge of the Merger Sub, threatened against, relating to or involving or otherwise affecting the Merger Sub that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 5.3 or that relates to the consummation of the transactions contemplated by this Agreement.

(c) A party’s receipt of information pursuant to this Section 8.6 shall not operate as a waiver by such party or otherwise affect any representation, warranty or agreement given or made by the disclosing party in this Agreement (including Section 9.1(a), Section 9.1(c) and Section 10.20) and shall not be deemed to amend or supplement the Disclosure Schedules.

(d) From time to time prior to the Closing, Sellers shall have the right (but not the obligation) to supplement or amend the Disclosure Schedules hereto with respect to any matter hereafter arising or of which Sellers first become aware after the date hereof, and which matter either (i) has been consented to in writing by Parent pursuant to Section 8.2 or Section 8.3, or (ii) would result in a Liability to the Company of less than Twenty-Five Thousand Dollars ($25,000) (each a “Schedule Supplement”). Any disclosure in any such Schedule Supplement shall be deemed to have cured any inaccuracy in or breach of any representation or warranty contained in this Agreement, including for purposes of the indemnification or termination rights contained in this Agreement and for determining whether or not the conditions set forth in Section 6 have been satisfied; provided, however, that the aggregate Liability to the Company of all such Schedule Supplements shall not exceed Two Hundred Thousand Dollars ($200,000.00).

9. At-Closing and Post-Closing Covenants and Other Agreements.

9.1 Indemnification. The indemnification provisions in this Section 9.1 shall be in addition to any indemnification otherwise provided for in this Agreement or available at Law.

(a) Sellers, severally, and not jointly, (each, a “Seller Indemnitor” and collectively, the “Seller Indemnitors” ) agree to indemnify, defend and hold Parent, Merger Sub and, post-Closing, the Company and each of their respective Affiliates, partners, officers, directors, members, managers, employees, agents, successors, permitted assigns and representatives (collectively, “Trulieve Indemnitees”) harmless from and against any and all losses, costs, expenses, judgments, damages and Liabilities (including, without limitation, court costs and reasonable attorneys’ fees) (collectively, “Losses”) arising out of or otherwise associated with (i) any breach or inaccuracy of any representation or warranty of the Sellers made in Section 3; or (ii) any breach or nonfulfillment of any covenant, agreement or other obligation of such Seller under the Transaction Agreements.

Agreement and Plan of Merger	Page 58 of 74

(b) Sellers, jointly and severally, agree to indemnify, defend and hold Parent, Merger Sub and, post-Closing, Trulieve Indemnitees harmless from and against any and all Losses arising out of or otherwise associated with:

(i) any breach or inaccuracy of any representation or warranty of the Company made in Section 4 or any Seller contained in any of the other Transaction Agreements;

(ii) any breach or nonfulfillment of any covenant, agreement or other obligation of the Company under the Transaction Agreements;

(iii) any Pre-Closing Taxes; or

(iv) any of the items set forth on Schedule 9.1(b)(iv).

(c) Parent agrees to indemnify, defend and hold Sellers and their respective Affiliates (other than the Company post-Closing), partners, officers, directors, members, managers, employees, agents, successors, permitted assigns and representatives (collectively, the “Seller Indemnitees” and together with the Trulieve Indemnitees, the “Indemnified Party”), harmless from and against any and all Losses arising out of or otherwise associated with:

(i) any breach or inaccuracy of any representation or warranty of Parent or Merger Sub contained in the Transaction Agreements; and

(ii) any breach or nonfulfillment of any covenant, agreement or other obligation of Merger Sub under the Transaction Agreements.

(d) Survival. All representations and warranties made by each Party in this Agreement and in any certificate delivered in connection herewith shall survive the Closing Date for the Indemnification Period notwithstanding any investigation at any time made by or on behalf of the other Party; provided, however, that the representations and warranties set forth in Section 4.1, Section 4.2(a), Section 4.2(b), Section 4.4, Section 5.1, and Section 5.2, (the “Fundamental Representations”) shall survive the Closing Date for six (6) years; provided further that, notwithstanding the foregoing, the representations and warranties set forth in Section 4.22 shall survive the Closing Date for three (3) years; provided further that, notwithstanding the foregoing, the representations and warranties set forth in Section 4.18, and Section 4.19, shall survive until the expiration of the maximum applicable statute of limitation period following the Closing plus sixty (60) days. All representations and warranties related to any claim asserted in writing prior to the expiration of the applicable survival period shall survive (but only with respect to such claim) until such claim shall be resolved and payment in respect thereof, if any is owing, shall be made. Notwithstanding anything to the contrary contained herein, any claim for Fraud or willful misconduct by Sellers shall survive until the expiration of the applicable statute of limitations.

Agreement and Plan of Merger	Page 59 of 74

(e) Limitations. Notwithstanding anything to the contrary contained in this Agreement, (i) each Seller shall not have an obligation to indemnify Trulieve Indemnitees in an aggregate amount over the total amount of consideration received by such Seller pursuant to this Agreement; (ii) the Trulieve Indemnitees shall not be entitled to indemnification with respect to any claim for indemnification for Losses claimed under Section 9.1(a)(i) or Section 9.1(b)(i) unless and until the amount of Losses incurred by the Trulieve Indemnitees in respect of such claims, taken together, exceeds One Hundred Thirty Five Thousand Dollars ($135,000) (the “Deductible”) at which point, the Sellers, jointly and severally, shall indemnify the Trulieve Indemnitees for the full amount of all such Losses arising under this Agreement in excess of the Deductible, subject to the Indemnification Cap and the other limitations set forth herein, (iii) Parent shall have no obligation to indemnify the Seller Indemnitees pursuant to Section 9.1(c)(i)unless the aggregate amount of Losses incurred by any Seller Indemnitee(s) under Section 9.1(c)(i) exceeds the Deductible, at which point Parent shall indemnify the Seller Indemnitees for the full amount of all such Losses arising under this Agreement in excess of the Deductible, subject to the Indemnification Cap and the other limitations set forth herein and (iv) the Parties acknowledge that the Deductible shall not apply to Fraud, willful misconduct by Sellers, or breaches or misrepresentations of the Fundamental Representations, or any indemnification obligations of the Parties other than with respect to Section 9.1(a)(i), Section 9.1(b)(i) and Section 9.1(c)(i) of this Agreement. The aggregate amount of Losses for which the Trulieve Indemnitees shall be entitled to recover under Section 9.1(a)(i) and Section 9.1(b)(i), and the Seller Indemnitees shall be entitled to recover under Section 9.1(c)(i) shall not exceed the Indemnification Cap; provided, however, that the Indemnification Cap shall not apply to Fraud, willful misconduct by Sellers, or breaches or misrepresentations of Warranties in Section 4.19 or the Fundamental Representations, or any indemnification obligations of the Parties other than with respect to Section 9.1(a)(i), Section 9.1(b)(i) and Section 9.1(c)(i) of this Agreement (other than to the extent such breaches with respect to Section 9.1(a)(i), Section 9.1(b)(i) and Section 9.1(c)(i) relate to the breach of a representation under Section 3, Section 4 or Section 5 hereunder).

(f) Limitation on Damages. Notwithstanding anything to the contrary contained in this Agreement or provided for under applicable Law, Sellers shall not be liable to any of the Trulieve Indemnitees for, either in contract or in tort, and Losses shall not include, any punitive or consequential damages of such Trulieve Indemnitees (except to the extent such punitive or consequential damages are actually awarded by a court of competent jurisdiction and paid to a third party who is not a Trulieve Indemnitee, for which a Trulieve Indemnitee is entitled to recovery hereunder).

(g) Insurance Payments. Payments by an Indemnifying Party pursuant to this Section 9 in respect of any Loss shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment received by the Trulieve Indemnitee (or the Company) in respect of any such claim. The Trulieve Indemnitee shall use its commercially reasonable efforts to recover under insurance policies or indemnity, contribution or other similar agreements for any Losses prior to seeking indemnification under this Agreement.

Agreement and Plan of Merger	Page 60 of 74

(h) Mitigation. Each Indemnified Party shall take, and cause its Affiliates to take, commercially reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto.

(i) No Double Recovery. No Trulieve Indemnitee shall be entitled to indemnification from Sellers hereunder to the extent such Trulieve Indemnitee has otherwise been compensated by reason of adjustments (pursuant to Section 2.11) in the calculation of the Purchase Price, including a Current Liability included in the calculation of the Closing Net Working Capital.

(j) Procedures for Indemnification. Except as provided in Section 9.4:

(i) Any claim by an Indemnified Party on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party by giving the party being indemnified (the “Indemnifying Party”) prompt written notice (a “Claim Notice”); provided, however, that the failure of any Indemnified Party to give the Claim Notice promptly as required by this Section 9.1 shall not affect such Indemnified Party’s rights under this Section 9.1 except and only to the extent such failure materially prejudices the Indemnifying Party. Such Claim Notice shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have thirty (30) days after its receipt of such Claim Notice to respond in writing to such Direct Claim. During such thirty (30) day period, the Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such thirty (30) day period, the Indemnifying Party shall be deemed to have accepted such claim.

(ii) After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled under this Section 9.1 shall be determined: (i) by this Agreement; (ii) by a determination of a court of competent jurisdiction in accordance with Section 10.16; or (iii) by any other means to which the Indemnified Party and the Indemnifying Party shall agree in writing (a “Determination”). All amounts due to the Indemnified Party shall be paid within ten (10) Business Days after such Determination pursuant to Section 9.5.

(iii) An Indemnified Party shall notify the Indemnifying Party promptly in writing, and in reasonable detail, of any Legal Proceeding made by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement, or a representative of the foregoing against the Indemnified Party (a “Third Party Claim”) with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement. Notwithstanding the foregoing, should a party be physically served with a complaint with regard to a Third Party Claim, the Indemnified Party must notify the Indemnifying Party with a copy of the complaint within ten (10) calendar days after receipt thereof and shall deliver a copy of such

Agreement and Plan of Merger	Page 61 of 74

complaint to the Indemnifying Party within ten (10) calendar days after the receipt of such complaint; provided, however, that the failure of any Indemnified Party to give such notice shall not affect such Indemnified Party’s rights under this Section 9.1 except and only to the extent such failure materially prejudices the Indemnifying Party. Such notice by the Indemnified Party shall describe the Third Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party.

(iv) In the event of the initiation of any Legal Proceeding with respect to a Third Party Claim (in which the only relief sought is monetary damages), the Indemnifying Party may elect, at its own expense, to be represented by counsel of its choice (reasonably acceptable to the Indemnified Party) and to control and defend such Third Party Claim; provided, however, that the (A) the Indemnifying Party gives written notice that it will defend the Third Party Claim to the Indemnified Party within thirty (30) days after the Indemnified Party has given notice of the Third Party Claim under Section 9.1(j)(iii), and (B) the Third Party Action does not relate to or otherwise arise in connection with any criminal or regulatory enforcement Legal Proceeding. The Indemnified Party shall have the right to participate (and to retain legal counsel to participate) in any such defense at its sole cost and expense except in the case where the Indemnified Party shall have reasonably concluded in good faith that representation of both parties by the same counsel would be inappropriate, due to actual or potential differing interests between them, in which case the cost and expenses of counsel to the Indemnified Party shall be paid by the Indemnifying Party. The Parties agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Legal Proceeding, claim or demand. Such cooperation shall include the retention and the provision of records and information that are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party shall not settle, or agree to the entry of a final order in, any such proceeding without the prior written consent of the Indemnified Party unless (i) the sole recourse under such settlement or final order is payment by the Indemnifying Party of monetary damages and (ii) such settlement or final order does not obligate the Indemnified Party to admit any liability and includes a full and unconditional release of the Indemnified Parties.

(k) Subject to the provisions of Section 9.1(e), once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Section 9.1 and if the Indemnified Party is a Trulieve Indemnitee, then (i) if Escrow Agent has not paid the Escrow Amount to the Sellers in accordance with Section 2.15, the Escrow Amount shall be reduced by the amount of such Loss and the Escrow Agent shall pay such amount to such Trulieve Indemnitee; and (ii) to the extent that the amount of the Loss exceeds the Escrow Amount that has not been paid to Sellers, the excess amount shall be payable in accordance with the other provisions of this Agreement.

(l) For purposes of this Section 9.1, for the sole purpose of determining the amount of Losses sustained by an Indemnified Party as a result of, arising out of or in connection with any breach or inaccuracy of a representation or warranty, or any failure by the Company or any Seller to perform or comply with any covenant or agreement applicable to it, in each case that is qualified or limited in scope as to materiality, Material Adverse Effect or similar qualification or limitation, such representation, warranty or covenant shall be deemed to be made without such qualification or limitation.

Agreement and Plan of Merger	Page 62 of 74

(m) The representations, warranties and covenants of the Indemnifying Party, and the Indemnified Party’s right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of its representatives) or by reason of the fact that the Indemnified Party or any of its representatives knew or should have known that any such representation or warranty is, was or might be inaccurate or by reason of the Indemnified Party’s waiver of any condition hereunder.

(n) Any indemnification payment under this Agreement shall be considered an adjustment to the Purchase Price to the extent permitted by applicable Law. Subject to Section 9.5 and Section 10.19, if the Closing has occurred, absent Fraud or willful misconduct by Sellers, the sole and exclusive remedy available to a party in the event of a breach by the other party of any warranty, covenant, or other provision of this Agreement, or for any misrepresentation, shall be the indemnification provided for under this Section 9.1.

9.2 Further Assurances. Each of the Parties agrees to execute all documents and instruments and to take or to cause to be taken all actions which are necessary or appropriate to complete the transactions contemplated by this Agreement.

9.3 Retirement of Other Indebtedness. At Closing, Sellers and/or Representative shall cause, on terms and conditions reasonably acceptable to Merger Sub, all outstanding Indebtedness of the Company. Simultaneously with the Closing, the Company shall file, or shall have filed, all Contracts, instruments, certificates and other documents, in form and substance reasonably satisfactory to Merger Sub, that are necessary or appropriate to effect the release of all Liens related to such Indebtedness.

9.4 Tax Matters.

(a) Representative shall prepare or cause to be prepared, at the expense of the Sellers, and shall timely file or caused to be filed when due, all Tax Returns of or with respect to the Company that are required to be filed for any Pre-Closing Tax Period (not including any Pre-Closing Tax Period that is included in a Straddle Period). All such Tax Returns filed by Representative will reflect the income, business, assets, operations, activities and status of the Company and any other information required to be shown therein consistent with past practice, except as otherwise required by applicable Law. Representative shall be entitled to designate the “partnership representative” (within the meaning of section 6223 of the Code and the Treasury Regulations thereunder) of the Company and, if applicable, the “designated individual” (within the meaning of section 301.6223-1 of the Treasury Regulations) of the Company for each Pre-Closing Tax Period. Representative may, but is not required to, serve as either partnership representative or designated individual for any such period. Representative shall provide a copy of each such Tax Return to Parent for its review and comment not later than forty-five (45) days (or such reasonable period that is as early as practicable in light of the Tax Return at issue) prior to the deadline for filing each such Tax Return. If Parent objects to any item on such Tax Return, it shall, within ten (10) days after delivery of such Tax Return, notify Representative in writing

Agreement and Plan of Merger	Page 63 of 74

that it so objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection. If a notice of objection shall be duly delivered, Parent and Representative shall negotiate in good faith and use their reasonable best efforts to resolve such items. If Parent and Representative are unable to reach such agreement within ten (10) days after receipt by Representative of such notice (or such longer period as they may mutually agree), such disagreement shall be resolved in accordance with Section 9.4(g). The Sellers shall not, and shall not cause the Company to, elect to apply any provision of the Partnership Audit Provisions (or any similar provision of state or local law) for any Taxable year beginning prior to January 1, 2018. For any Tax year beginning on or after January 1, 2018, Sellers shall ensure that Sellers and the Company make all commercially reasonable elections to the extent possible to avoid, or to the maximum extent possible reduce, any Taxes imposed on the Company under Section 6225 of the Code (including making a ‘‘push out election” under Section 6226 of the Code), provided that this Section 9.4(a) shall not be interpreted to require any Seller to file amended Tax Returns for any Pre-Closing Tax Period or Straddle Period.

(b) Parent shall prepare, or cause to be prepared, at the expense of the Company, and shall timely file, or cause to be timely filed when due, all Tax Returns of or with respect to the Company that are required to be filed for any Straddle Period. All such Tax Returns filed by Parent shall reflect the income, business, assets, operations, activities and status of the Company and any other information required to be shown therein consistent with past practice, except as otherwise required by applicable Law. Parent shall provide a copy of each such Tax Return to Representative for its review and comment not later than forty-five (45) days (or such reasonable period that is as early as practicable in light of the Tax Return at issue) prior to the deadline for filing each such Tax Return. If Representative objects to any item on such Tax Return, it shall, within ten (10) days after delivery of such Tax Return, notify Parent in writing that it so objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection. If a notice of objection shall be duly delivered, Parent and Representative shall negotiate in good faith and use their reasonable best efforts to resolve such items. If Parent and Representative are unable to reach such agreement within ten (10) days after receipt by Parent of such notice (or such longer period as they may mutually agree), such disagreement shall be resolved in accordance with Section 9.4(g).

(c) If Representative or Sellers, on the one hand, or Parent or Company, on the other hand, receive a written notice of any claims, demands, assessments, judgments, Tax Proceeding or other actions with respect to any Taxes or Tax Returns described in Section 9.4(a) or Section 9.4(b), the receiving party shall give the other parties a copy of such written notice within thirty (30) days after receiving such notice, provided that failure to provide such notice shall not relieve the Sellers of their indemnification obligations, except to the extent that they are materially prejudiced by such failure.

(d) All transfer, documentary, sales, use, stamp, value added, goods and services, excise, registration and other similar taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with consummation of the transactions contemplated by this Agreement (“Transfer Taxes”) shall be borne fifty percent (50%) by Sellers and fifty percent (50%) by Parent, regardless of which Party is responsible for the payment of such Transfer Taxes. Each Party shall cooperate in providing any certificates or other documents required to reduce the Transfer Taxes.

Agreement and Plan of Merger	Page 64 of 74

(e) In the case of any Tax period that includes the Straddle Period, the portion of any such Taxes that are treated as Pre-Closing Taxes for purposes of this Agreement shall be determined as follows:

(i) in the case of Taxes (A) based upon, or related to, income, receipts, profits, wages, capital or net worth, (B) imposed in connection with the sale, transfer or assignment of property, or (C) required to be withheld, deemed equal to the amount which would be payable if the taxable year ended with the Closing Date based on an interim closing of the books as of the close of business on the Closing Date;

(ii) in the case of other Taxes (e.g., property taxes), deemed to be the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of days in the period ending on (and including) the Closing Date and the denominator of which is the number of days in the entire period; and

(iii) all deductions allowable under applicable Law arising from Company Transaction Expenses that accrue or are paid on or prior to the Closing Date shall be treated as being deductible by the Company or the Sellers, or their respective Affiliates, as the case may be, on or prior to the Closing Date as if the taxable year ended with the Closing Date and using an interim closing of the books as of the close of business on the Closing Date.

(f) Parent, the Company, Representative and Sellers shall cooperate with the other party, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns and any Tax Proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information reasonably relevant to any such Tax Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Representative and Parent agree to retain all Books and Records with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until expiration of the statute of limitations (and, to the extent notified by Parent or Sellers, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority.

(g) In the event of a Tax Proceeding with respect to any Taxes attributable to periods covered by the Tax Returns in Section 9.4(a) or Section 9.4(b), the party responsible for the preparation for the applicable Tax Return (the “Preparing Party”) will undertake the response or defense thereof by counsel of its own choosing, at the Preparing Party’s expense (including reasonable attorneys’ fees and expenses and costs of investigation and litigation). The other party (the “Non-Preparing Party”) may, by counsel, participate in such Tax Proceeding at the Non-Preparing Party’s own expense, but the Preparing Party shall retain control over such Tax Proceeding or negotiation; provided, however, that the Preparing Party shall afford the Non-Preparing Party the opportunity to participate, as may reasonably be requested by the Non-Preparing Party, with the Preparing Party in contesting any such Tax Proceeding, which participation shall mean that the Non-Preparing Party or its counsel, at the Non-Preparing Party’s expense, may (i) be present (but not lead or otherwise control discussions) at any conferences, meetings or proceedings with any Tax authority and (ii) make suggestions to the Preparing Party regarding the conduct of any Tax Proceeding, which suggestions the Preparing Party shall

Agreement and Plan of Merger	Page 65 of 74

consider in good faith but shall have no obligation to act in accordance with such suggestions. Notwithstanding the foregoing, if (A) the Preparing Party is Representative, Representative shall use commercially reasonable efforts to mitigate the potential Tax liability of Parent and the Company and, and shall not settle or otherwise compromise any Tax Proceeding or Tax claim that could reasonably be expected to affect the Tax liability of Parent and the Company without Parent’s prior written consent, and (B) if the Preparing Party is Parent, Parent shall use commercially reasonable efforts to mitigate the potential Tax liability of the Sellers and the Company, and shall not settle or otherwise compromise any Tax Proceeding or Tax claim that could reasonably be expected to affect the Tax liability of the Sellers without Representative’s prior written consent.

(h) If there is any dispute between Parent and Representative arising under this Agreement involving the amount of the Taxes payable with respect to the Tax Returns filed under Section 9.4(a) or Section 9.4(b), as applicable, that is not resolved pursuant to the provisions of Section 9.4(a) or Section 9.4(b), as applicable, Parent and Representative shall jointly engage the Neutral Accountant to resolve such dispute and any determination by the Neutral Accountant shall be final absent Fraud or manifest error. The Neutral Accountant shall resolve any Disputed Items within twenty (20) days after the engagement of the Neutral Accountant. The Neutral Accountant shall determine how the fees and charges of the Neutral Accountant shall be split between Parent, on the one hand, and the Sellers, on the other hand, based upon the percentage by which the portion of the contested amount not awarded to each of Parent and the Sellers bear to the total amount actually contested by the parties. In the event any dispute cannot be resolved prior to the time the Tax Return is required to be filed, then the Tax Return shall be filed as prepared by the Preparing Party and an amended Tax Return shall be filed, if necessary, to reflect the Neutral Accountant’s resolution of the dispute. Any payment to be made as a result of the resolution of a dispute shall be made, and any other action taken as a result of the resolution of a dispute shall be taken, within five (5) Business Days following the date on which the dispute is resolved (except that if the resolution requires the filing of an amended Tax Return, such amended Tax Return shall be filed by the Company within thirty (30) days following the date on which the dispute is resolved) and any refunds received with respect to such amended Tax Return shall be allocated paid to the parties in accordance with Section 9.4(e) in the case of any Straddle Period and paid to the Sellers in the case of any Pre-Closing Tax Period.

(i) To the extent the Company receives any refunds with respect to any Pre-Closing Tax Period or the pre-closing portion of any Straddle Period (determined pursuant to Section 9.4(e)), the Company shall promptly pay the amount of such refunds in cash to the Sellers.

(j) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 9.4 shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days.

(k) Each Party shall be solely responsible for reporting and discharging its own Tax liabilities and other obligations that such Party may incur as a result of the Transactions Agreements and the transactions contemplated thereby, except as is expressly provided otherwise in any Transaction Agreement.

Agreement and Plan of Merger	Page 66 of 74

(l) The Company will use its commercially reasonable efforts to have each Seller deliver to the Merger Sub a duly completed IRS Form W-9 as of the Closing.

9.5 Payment; Set-Off.

(a) Subject to Section 9.5(b), the Sellers shall pay any Losses owing to the Trulieve Indemnitees pursuant to Section 9.1 in cash.

(b) Notwithstanding any provision of this Agreement to the contrary, if any Trulieve Indemnitee incurs any Losses pursuant to Section 9.1(a) or Section 9.1(b) prior to the delivery of any Post-Closing Payment or any cash payment pursuant to Section 9.7, subsequent to the Determination of such Loss, Parent shall have the right, but not the obligation, at its option, to set-off such Losses against such Post-Closing Payment(s) and/or such cash payment pursuant to Section 9.7, if any; provided, however, that if a Trulieve Indemnitee asserts, in good faith and as determined in such Trulieve Indemnitee’s sole discretion, that it has incurred a Loss pursuant Section 9.1(a) or Section 9.1(b) prior to the delivery of any Post-Closing Payment, then the Parent shall have the right, but not the obligation, to withhold a portion of the Post-Closing Payment equal to a good faith estimate of the Loss asserted by such Trulieve Indemnitee until the Determination of such Loss.

9.6 Employees and Employee Benefits.

(a) Parent shall cause the Company to provide employees of the Company as of the Closing Date (collectively, the “Company Employees”) with the employee benefit plans and programs that the Company currently has in place through August 1, 2021. Parent shall recognize the service of Company Employees with the Company prior to the Closing Date as service with Parent and its Affiliates in connection with any tax-qualified pension plan, 401(k) savings plan and welfare benefit plans and policies (including vacations and leave policies) maintained by Parent which is made available following the Closing Date by Parent for purposes of any waiting period, vesting, eligibility and benefit entitlement.

(a) Parent shall be solely responsible for issuing, serving and delivering all orders and notices required, if any, pursuant to the WARN Act, in connection with the termination of any Company Employees after the Closing Date, including any notices with respect to any individual employed by the Company within the 90-day period prior to the Closing Date pursuant to the WARN Act affected thereby.

9.7 Cancellation of Escrow Shares. If Parent does not have an effective resale registration statement on Form S-1 on file with the SEC with respect to the Consideration Shares (an “Effective Form S-1”) on or prior to the Initial Lock-Up Expiration Date, each Seller shall have the right to cause Parent to cancel all or any portion of such Seller’s Escrow Shares if Seller has delivered to Parent a signed and completed Cancellation Notice at least twenty (20) Business Days prior to the expiration of the lock-up period applicable to such Escrow Shares (i.e. the six (6) month anniversary of the Closing Date) (the “Initial Lock-Up Expiration Date”). For the avoidance of doubt, if Parent has an Effective Form S-1 on or prior to the Initial Lock-Up Expiration Date, (i) each Seller’s Escrow Shares shall be released from escrow on the Initial Lock-Up Expiration Date and delivered to such Seller, and (ii) any Cancellation Notice delivered

Agreement and Plan of Merger	Page 67 of 74

by any Seller shall be of no force or effect. If Parent does not have an Effective Form S-1 on or prior to the Initial Lock-Up Expiration Date, (x) each Seller that has delivered a Cancellation Notice in accordance with this Section 9.7 shall receive from Parent, in cash, an amount equal to the value of the Escrow Shares to be cancelled by such Seller pursuant to the Cancellation Notice (using the per share value of the Consideration Shares set forth in this Agreement), no later than ten (10) Business Days following the Initial Lock-Up Expiration Date, subject to Section 2.13 and Section 9.5, and (y) upon delivery of such cash payment by Parent to such Seller, such Seller’s Escrow Shares shall be cancelled by Parent.

9.8 Maintain Listing. Parent will use its commercially reasonable efforts to maintain the listing of Parent Shares, including any issued Consideration Shares, or any successor securities to such Parent Shares, if applicable, on the CSE or any other recognized exchange in Canada or the United States until the second anniversary of the Earn Out Period.

10. Miscellaneous.

10.1 Confidentiality. Unless otherwise expressly set forth elsewhere herein, each Party agrees to keep the terms and conditions of this Agreement, and any confidential information that such Party receives from any other Party hereto as a result of this Agreement, strictly confidential, with only the six (6) following exceptions: (i) as disclosure may be required by applicable Law, regulation or to enforce the terms of this Agreement, including but not limited to disclosure to any Governmental Authority as required to obtain necessary Government Consents; (ii) to secure tax, financial or legal advice from a professional tax consultant, financial advisor, accountant, banking officer or attorney; (iii) in the event that a Party sues on this Agreement or otherwise requires this Agreement to defend itself in a lawsuit, that Party may disclose this Agreement to and/or file it with the Court; (iv) this Agreement may be disclosed by a Party to its own spouse, members, managers, directors, insurance agents, insurance brokers, insurers, attorneys and professional advisors who need to know and agree to be bound by the confidentiality provisions herein (with such disclosing Party bearing all Liability for any such disclosure by any such Person); (v) any Party may disclose the existence of this Agreement to any Person, but not its terms; and (vi) this Agreement and any confidential information may otherwise be disclosed to any Person with the written consent of all Parties hereto (as it pertains to this Agreement) and the disclosing Party(ies) (as it pertains to confidential information). In the case of a legal, quasi-legal, agency, or executive investigation or action, each of the Parties agrees to notify the other Parties, to the extent permitted by Law, within a reasonable amount of time (but no later than fourteen (14) days (or fewer days, if warranted under the circumstances)) if they receive notice of an Order, request, or action from any Person, entity, court, administrative body, or governmental entity requesting or requiring the production or disclosure of any document or information subject to confidentiality pursuant to this Section 10.1, so that an affected Party may appear and oppose such Order, request, or action (at its sole cost and expense).

10.2 Public Announcements. Parent and Representative, on behalf of Sellers, shall consult with each other before issuing any press release with respect to this Agreement or the transactions contemplated herein and shall not issue any such press release or make any such public statements without the prior consent of the other Party, which shall not be unreasonably withheld; provided, however, that a Party may, without the prior consent of the other Party (but after such consultation, to the extent practicable under the circumstances), issue such press release or make such public statements as may upon the advice of outside, disinterested counsel be required by Law or, as applicable, the rules or regulations of the CSE.

Agreement and Plan of Merger	Page 68 of 74

10.3 Costs and Expenses. Each Party to this Agreement shall bear his, her or its own Transaction Expenses; provided, however, that Sellers shall be responsible for and shall discharge all Company Transaction Expenses.

10.4 No Invalidity Due to Federal Law. The Parties agree and acknowledge that this Agreement may not be terminated or challenged as illegal by any of them on account of any federal Law that prohibits the cultivation, processing, possession, or sale of marijuana.

10.5 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. This Agreement may not be assigned by any party except with the prior written consent of the other parties hereto; provided, however, that Merger Sub may assign this Agreement to its Affiliate, so long as Merger Sub remains liable for its obligations hereunder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns or the indemnified parties in Section 9 any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10.6 Governing Law. This Agreement shall be governed by the internal Law of the Commonwealth of Pennsylvania, without regard to conflict of Law principles.

10.7 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature) or other commonly recognized transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

10.9 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the Party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, or (c) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt, in each case to the intended recipient as set forth below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.9):

Agreement and Plan of Merger	Page 69 of 74

if to Representative or the Company (prior to Closing):

Pioneer Leasing & Consulting LLC

310 Grant Street, Suite 2410

Pittsburgh, PA 15219

Attn: Raymond E. Boyer

Email: ray@purepenn.com

with a copy (which will not constitute notice) to:

Saul Ewing Arnstein & Lehr LLP

One PPG Place, Suite 3010

Pittsburgh, Pennsylvania 15222

Attn: David Berk & Michael Gold

Email: David.Berk@saul.com; Michael.Gold@saul.com

if to Merger Sub:

Trulieve PA Merger Sub 2 Inc.

3494 Martin Hurst Road

Tallahassee, Florida 32312

Attn: Eric Powers

Email: eric.powers@trulieve.com

with a copy (which will not constitute notice) to:

Akerman LLP

350 E. Las Olas Boulevard

Suite 1600

Fort Lauderdale, Florida 33301

Attn: Zack Kobrin & Sean Coyle

Email: Zachary.Kobrin@akerman.com; Sean.Coyle@akerman.com

10.10 Fees and Expenses. Each Party shall pay its own attorneys’ fees and expenses incurred in connection with the negotiation, preparation and execution of the Transaction Agreements and the consummation of the transactions contemplated thereby (it being understood that Sellers’ and the Company’s attorneys’ fees and such other expenses in connection with the Transaction Agreements shall be paid separately by Sellers at Closing or out of the Purchase Price).

10.11 Attorneys’ Fees. In any Legal Proceeding arising out of or relating to the Transaction Agreements, the prevailing Party shall be entitled to recover its reasonable attorneys’ fees, costs and necessary disbursements from the losing Party(ies).

Agreement and Plan of Merger	Page 70 of 74

10.12 Amendments and Waivers. This Agreement may be amended or terminated, and any provision hereof may be waived, only with the written consent of Parent and Representative. Any purported amendment or waiver effected in violation of this Section 10.12 shall be void and of no effect.

10.13 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

10.14 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by Law or otherwise afforded to any party, shall be cumulative and not alternative.

10.15 Entire Agreement. This Agreement (including the Exhibits hereto) the other Transaction Agreements, and the Pioneer Agreement constitute the full and entire understanding and agreement between the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties are expressly canceled.

10.16 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts located in Allegheny, Pennsylvania (the “Exclusive Venues”) for the purpose of any Legal Proceeding arising out of or based upon any of the Transaction Agreements, (b) agree not to commence any suit, action or other proceeding arising out of or based upon any of the Transaction Agreements except in the Exclusive Venues, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such Legal Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that any of the Transaction Agreements or the subject matter hereof may not be enforced in or by such court; provided, however, notwithstanding the foregoing, and except as is necessary for the Parties to preserve their respective rights under this Agreement by seeking equitable remedies or relief from a court of competent jurisdiction, any dispute or claim arising under the Transaction Agreements shall be submitted to binding arbitration pursuant to and in accordance with the American Arbitration Association’s Commercial Arbitration Rules (the “Rules”). The arbitration hearing shall occur in the Exclusive Venues (or any other location mutually agreed upon by the affected Parties) before a single arbitrator selected in accordance with the Rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

Agreement and Plan of Merger	Page 71 of 74

10.17 Waiver of Jury Trial: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING FRAUD IN THE INDUCEMENT AND NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

10.18 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

10.19 Specific Performance. Except as set forth in Section 10.20, in addition to being entitled to exercise all rights provided herein or granted by Law, including recovery of damages, the Parties will be entitled to seek specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of this Agreement and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at Law would be adequate.

10.20 Termination.

(a) Right of Termination. This Agreement (and the transactions contemplated hereby) may be terminated prior to or at Closing only:

(i) by mutual written consent of Representative and Parent;

(ii) by Parent, if neither Merger Sub nor Parent is in breach of its obligations under this Agreement, and if the Company or any Seller has breached, or failed to perform or satisfy, any of their representations, warranties, covenants, closing conditions, or other agreements contained in this Agreement, which breach or failure to perform or satisfy (x) would cause the conditions set forth in Section 6 not to be satisfied and (y) (if capable of being cured) is not cured within twenty (20) days after Parent has provided to Representative notice in writing of its intention to terminate this Agreement (which notice shall be provided no later than twenty (20) days of Parent becoming aware of such breach or failure to perform or satisfy, provided Representative has delivered written notice of such breach or failure to perform or satisfy to Parent) or if the Company experiences a Company Material Adverse Effect;

(iii) by Representative, if Sellers are not in breach of their obligations under this Agreement, and if either Merger Sub or Parent has breached, or failed to perform or satisfy, any of its representations, warranties, covenants, closing conditions, or other agreements contained in this Agreement, which breach or failure to perform or satisfy (x) would cause the conditions set forth in Section 7 not to be satisfied and (y) (if capable of being cured) is not cured

Agreement and Plan of Merger	Page 72 of 74

within twenty (20) days after Representative has provided to Parent notice in writing of its intention to terminate this Agreement (which notice shall be provided no later than twenty (20) days of Representative becoming aware of such breach or failure to perform or satisfy, provided Parent has delivered written notice of such breach or failure to perform or satisfy to Representative) or if there has been a Trulieve Material Adverse Effect;

(iv) by Representative or Parent, upon written notice to the other party, if the transactions contemplated by this Agreement have not been consummated on or prior to December 31, 2020, or such later date, if any, as Representative and Parent may agree upon in writing (the “Termination Date”); provided, however, that the terminating party is not in material breach of any of its obligations hereunder that has been the primary cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date; or

(v) by Representative or Parent, upon notice to the other party, if a Governmental Authority of competent jurisdiction has issued an Order preliminarily or permanently enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated in this Agreement.

(b) Automatic Termination. The Parties acknowledge and agree that (i) this Agreement shall automatically terminate in the event that the PurePenn Agreement is terminated for any reason and (ii) the PurePenn Agreement shall automatically terminate in the event that this Agreement is terminated for any reason.

(c) Effect of Termination. Any valid termination of this Agreement pursuant to Section 10.20(a) will be effective immediately upon the delivery of written notice by the terminating Party to the other Party, except for the mutual written consent of Representative and Merger Sub as provided in Section 10.20(a)(i). If this Agreement is terminated pursuant to Section 10.20(a), except as otherwise provided herein, Section 10 and this Section 10.20(b) shall remain in full force and effect and survive any termination of this Agreement and the Transaction Agreements, all further obligations of the Parties under this Agreement and the Transaction Agreements will terminate and become void and of no further force and effect and there shall be no further Liability or obligation on the part of any Party under this Agreement or the Transaction Agreements.

10.21 Time is of the Essence. Time is of the essence with respect to each Party’s performance of its obligations under this Agreement.

10.22 Appointment of Representative.

(a) Each Seller and the Company irrevocably constitutes and appoints Raymond Boyer as Representative, with full and unqualified power to delegate to one or more Persons the authority granted to it hereunder, to act as such Person’s true and lawful attorney-in-fact and agent, with full power of substitution, and authorizes Representative acting for such Person and in such Person’s name, place and stead, in any and all capacities to do and perform every act and thing required or permitted to be done in connection with the transactions contemplated by this Agreement and the other Transaction Agreements, as fully to all intents and purposes as such Person might or could do in person, including:

Agreement and Plan of Merger	Page 73 of 74

(i) to determine the time and place of Closing, to determine whether the conditions to effect the Closing set forth in Section 7 have been satisfied (or to waive such conditions);

(ii) to take any and all action on behalf of such Sellers and the Company from time to time as Representative may deem necessary or desirable to fulfill the interests and purposes of this Agreement and the other Transaction Agreements and to engage agents and representatives (including accountants and legal counsel) to assist in connection therewith, including the consummation of the Merger as contemplated hereby;

(iii) to negotiate, execute and deliver any amendments to and terminations of this Agreement and the other Transaction Agreements and to prepare any modification to the Disclosure Schedule;

(iv) to give such orders and instructions as Representative in his sole discretion shall determine with respect to this Agreement and the other Transaction Agreements and the transactions contemplated hereby and thereby;

(v) to retain a portion of the Purchase Price for payment of expenses relating to the transactions or the obligations of the Sellers and the Company, Representative, or any such Seller or the Company arising under or in connection with this Agreement and maintain a reserve for a period of time in connection with the payment of such expenses or obligations, and to incur and pay such expenses and obligations out of such reserve as Representative deems appropriate in his sole discretion;

(vi) to take all actions necessary to handle and resolve claims by or against Merger Sub or Parent for indemnification by such Sellers under this Agreement;

(vii) to take all actions necessary to handle and resolve any adjustment to the Purchase Price under this Agreement;

(viii) to retain and to pay legal counsel and other professionals in connection with any and all matters referred to herein or relating hereto or any other Transaction Agreements (which counsel or other professionals may, but need not, be counsel or other professionals engaged by the Company);

(ix) to make, acknowledge, verify and file on behalf of any such Seller applications, consents to service of process and such other documents, undertakings or reports as may be required by Law as determined by Representative in his sole discretion after consultation with counsel; and

(x) to make, exchange, acknowledge, deliver, amend and terminate all such other Contracts, powers of attorney, Order, receipts, notices, requests, instructions, certificates, letters and other writings, and in general to do all things and to take all actions, that Representative in his sole discretion may consider necessary or proper in connection with or to carry out the aforesaid, as fully as could such Sellers if personally present and acting.

Agreement and Plan of Merger	Page 74 of 74

(b) Each Seller hereby irrevocably grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or desirable to be done in connection with the matters described above, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that Representative may lawfully do or cause to be done by virtue hereof. Each Seller further agrees not to take any action inconsistent with the terms of this Section 10.22 or with the actions (or decisions not to act) of Representative hereunder, and in any case shall not take any action or other position under this Agreement without the consent of Representative. To the extent of any inconsistency between the actions (or decisions not to act) of Representative and of any such Seller hereunder, the actions (or decisions not to act) of Representative shall control. EACH SELLER ACKNOWLEDGES THAT IT IS HIS EXPRESS INTENTION TO HEREBY GRANT A DURABLE POWER OF ATTORNEY UNTO REPRESENTATIVE TO UNDERTAKE THOSE RESPONSIBILITIES PROVIDED FOR HEREIN, AND THAT THIS DURABLE POWER OF ATTORNEY IS NOT AFFECTED BY SUBSEQUENT INCAPACITY OF SUCH SELLER. Each Seller further acknowledges and agrees that upon execution of this Agreement, any delivery by Representative of any waiver, amendment, agreement, opinion, certificate or other documents executed by Representative pursuant to this Section 10.22, such Seller shall be bound by such documents as fully as if such Seller had executed and delivered such documents, and any action (or decision not to act) taken or otherwise implemented by Representative under this Agreement shall be binding upon all Sellers.

(c) Actions of Representative.

(i) Each Seller agrees that Merger Sub and Parent shall be entitled to rely on any action taken by Representative, on behalf of Sellers pursuant to Section 10.22(a) above (each, an “Authorized Action”), and that each Authorized Action shall be binding on each such Seller as fully as if such Person had taken such Authorized Action. Each Seller acknowledges and agrees that any payment made by Merger Sub on behalf of such Seller to Representative pursuant to this Agreement shall constitute full and complete payment to such Seller and Merger Sub shall have no further Liability therefor. No Seller shall bring, and each Seller hereby waives any right to bring, any Legal Proceeding against Merger Sub as a result of any actions or inactions of Representative.

(ii) Other than in its capacity as a Seller hereunder and without limitation to its obligations under any Transaction Document wherein the Representative acts in a capacity as the Representative, the Representative shall have no liability to the Purchaser or Parent for any default under any Transaction Document by any other Seller. Except for Fraud or willful misconduct on its part, (x) the Representative shall have no liability to any other Seller under any Transaction Document for any act or omission by the Representative on behalf of the other Sellers; and (y) the Sellers agree, jointly and severally, to indemnity and hold the Representative harmless for any Losses arising out of or otherwise associated with the Representative serving as the Representative hereunder.

Agreement and Plan of Merger	Page 75 of 74

(d) Death or Disability of Representative. In the event of the death or permanent disability of Representative, or his resignation, a successor Representative shall be appointed by a majority vote of the holders of issued and outstanding Equity Interests of the Company immediately prior to the Closing, with each such holder (or such holder’s successors or assigns) to be given a vote equal to the number of votes represented by the percentage of the Company’s outstanding Equity Interests held by such holder immediately prior to the Closing, and in that event the appointment shall be binding upon all the Sellers.

10.23 Legal Representation; Attorney-Client Privilege. Each of the Parties to this Agreement hereby agrees, on its own behalf and on behalf of its representatives, that (a) following consummation of the transactions contemplated herein, Saul Ewing Arnstein & Lehr LLP (“Company Counsel”) may serve as counsel to the Sellers or the Representative, in connection with any action, claim or obligation arising out of or relating to this Agreement or the transactions contemplated herein or any other matter, and each of the Parties hereby consents thereto and waives any conflict of interest arising therefrom, and each of such Parties shall cause any representative thereof to consent to waive any conflict of interest arising from such representation. Each of the Parties to this Agreement further agrees to permit (and shall take reasonable steps requested by any Party at such requesting Party’s expense so that) any privilege attaching as a result of the services provided by the Company’s Counsel as counsel to the Sellers or the Representative (including with respect to information related to the Company) and the Company in connection with this Agreement and the transactions contemplated herein to survive the Closing and to remain in effect, and such privilege shall continue to be controlled solely by the Sellers following the Closing. In addition, if the Merger and the transactions contemplated herein are consummated, all of the client files and records in the possession of the Company’s Counsel related to such transactions shall continue to be property of (and be controlled by) the Sellers solely, and the Company shall not retain any copies of such records or have any access to them without the consent of Representative.

[Signature Page Follows]

Agreement and Plan of Merger	Page 76 of 74

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:	/s/ Raymond E. Boyer
Name:	Raymond E. Boyer
Title:	CEO

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Adam Perlow
Name:	Adam Perlow

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: Eastham LLC

By:	/s/ Amy Weiss
Name:	Amy Weiss
Title:	Partner

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Anthony Sevy
Name:	Anthony Sevy

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: Avita Holdings LLC

By:	/s/ Craig Blank
Name:	Craig Blank
Title:	Member

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: BBJC LLC

By:	/s/ Brian Jacobelli
Name:	Brian Jacobelli
Title:	Managing Partner

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Bud Kahn
Name:	Bud Kahn

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: Championship Investors, LLC

By:	/s/ Lou Gold
Name:	Lou Gold
Title:	Manager

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Christopher R. Hall
Name:	Christopher R. Hall

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Debra A Honkus
Name:	Debra A Honkus

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: Double YOI Investment LLC

By:	/s/ Daniel Weinstein
Name:	Daniel Weinstein
Title:	Manager

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: Edward A Perlow Testamentary Trust

By:	/s/ Charles S Perlow
Name:	Charles S Perlow
Title:	Trustee

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: epkassociates LP

By:	/s/ Ellen Kessler
Name:	Ellen Kessler
Title:	president

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Beth Goldstein
Name:	Beth Goldstein

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: Fourteen Hundred Investors, LLC

By:	/s/ Rebecca C Snyder
Name:	Rebecca C Snyder
Title:	Managing Member

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Gabriel Perlow
Name:	Gabriel Perlow

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: gcp holdings llc

By:	/s/ Charles Perlow
Name:	Charles Perlow
Title:	member

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Jacqueline Perlow
Name:	Jacqueline Perlow

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Janet Vidnovic
Name:	Janet Vidnovic

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Jason Honkus
Name:	Jason Honkus

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: The Minarik Trust, dated 8/31/93

By:	/s/ James E. Minarik
Name:	James E. Minarik
Title:	Trustee

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Joshua mayo
Name:	Joshua mayo

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ lester Parker
Name:	lester Parker

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Marc Lipsitz
Name:	Marc Lipsitz

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Michael Tulimero
Name:	Michael Tulimero

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: MXY Equipment Holdings LLC

By:	/s/ Jordan Lams
Name:	Jordan Lams
Title:	Mangaer

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: OP Investments LLC

By:	/s/ Jay Goldstein
Name:	Jay Goldstein
Title:	Manager

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Ray Boyer
Name:	Ray Boyer

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Richard A. Lear
Name:	Richard A. Lear

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Rodney Fink
Name:	Rodney Fink

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ sheri letwin
Name:	sheri letwin

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Stephen Ross Green
Name:	Stephen Ross Green

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Timothy J Megahan
Name:	Timothy J Megahan

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ William C. Rudolph
Name:	William C. Rudolph

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: YOI Investment LLC

By:	/s/ Daniel Weinstein
Name: Daniel Weinstein
Title: Manager

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: ZESSAS Holdings, LLC

By:	/s/ Rebecca C. Snyder
Name: Rebecca C. Snyder
Title: Partner

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Stanley Marks
Name: Stanley Marks

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: Millennium Trust Co., LLC Cust. FBO Herman L

By:	/s/ Elijah Radakovich
Name:	Elijah Radakovich
Title:	Supervisor - Alternative Operations

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Beth Goldstein
Name: Beth Goldstein Trustee

For the Estate of Robert Goldstein

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Jane R Kahn
Name: Jane R Kahn

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Maureen Lally-Green
Name: Maureen Lally-Green

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Mary E. Lear
Name: Mary E. Lear

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ Kathleen Lipsitz
Name: Kathleen Lipsitz

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:

Name:
Title:

SELLERS:

For individual Sellers:

/s/ Michaeline Megahan
Name: Michaeline Megahan

For entity Sellers:

Entity Name:

By:

Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

/s/ BARBARA PARKER
Name: BARBARA PARKER

For entity Sellers:

Entity Name:

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

COMPANY:

PIONEER LEASING & CONSULTING LLC

By:
Name:
Title:

SELLERS:

For individual Sellers:

Name:

For entity Sellers:

Entity Name: La Capilla, LLC

By:	/s/ Sabrina L Ross Noah
Name: Sabrina L Ross Noah
Title: President

[Signature Page to Agreement and Plan of Merger]

MERGER SUB:

TRULIEVE PA MERGER SUB 2 INC.

By:	/s/ Eric Powers
Name: Eric Powers
Title: Secretary

PARENT:

TRULIEVE CANNABIS CORP.

By:	/s/ Eric Powers
Name: Eric Powers
Title: Secretary

[Signature Page to Agreement and Plan of Merger]